Exhibit 10.2

Execution Version

Prepared by and Upon

Recording Return to:

Chapman and Cutler LLP

595 Market Street, Suite 1100

San Francisco, CA 94105

Attn: Dan Swanson

Notice: This instrument secures future advances under a revolving loan account, as defined in O.C.G.A Section 44-14-3, the priority of which date to the recording date hereof. This instrument provides for variable rates of interest. This amended and restated instrument does not secure any new money.

Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement

Dated as of April 1, 2026

between

Norfolk Southern Railway Company,

as Lessee

and

BA LEASING BSC, LLC,

as Lessor

Norfolk Southern 2026 Lease Financing

The Lessor’s rights (but not its obligations) under this Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement have been assigned to, and this Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement is encumbered by a lien in favor of Bank of America, N.A., as Administrative Agent for the Participants. This Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement has been executed in several counterparts. To the extent, if any, that this Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Administrative Agent on or following the signature page hereof.

The names of Lessee, as the Debtor, and Lessor, as the secured party, the mailing address of the secured party from which information concerning the security interest may be obtained, the mailing address of the debtor and a statement indicating the types, or describing the items of collateral are as described herein, in compliance with the requirements of Article 9, Section 11-9-502 of the Uniform Commercial Code of the State of Georgia.

This counterpart is [not] the original counterpart.

-i-

-ii-

-iii-

Exhibits

EXHIBIT A	—	Description of Leased Property
EXHIBIT B	—	Form of First Modification to Memorandum of Lease EXHIBIT C
EXHIBIT C	—	Form of First Modification to Leasehold Deed to Secure Debt

-iv-

Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement

This Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement dated as of April 1, 2026 (as amended, restated, supplemented, or otherwise modified from time to time, this “Lease” or “Deed to Secure Debt”), between BA LEASING BSC, LLC, a Delaware limited liability company, having its principal office at 3400 Pawtucket Ave, Mailcode: RI1-530-01-19, Riverside, RI 02915-5298, as Lessor (“Lessor”) and NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, having its principal office at c/o Norfolk Southern Corporation, Three Commercial Place, Norfolk, Virginia 23510, Attention: Vice President Finance, as Lessee (“Lessee”).

W i t n e s s e t h:

A. On March 1, 2019 (the “Original Closing Date”), Lessee, Lessor, the Administrative Agent and the Persons listed on Schedule II thereto as rent assignees entered into that certain Participation Agreement (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Participation Agreement”) to provide financing for the purchase, installation, assembly and construction of the Facility.

B. On the Original Closing Date, Lessor and Lessee entered into that certain Lease, Leasehold Deed to Secure Debt and Security Agreement (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Lease”), pursuant to which Lessor leased to Lessee the Leased Property as set forth therein.

C. Lessor and Lessee desire and intend to amend, restate and supersede the Original Lease in its entirety pursuant to this Lease effective as of the Document Closing Date.

D. Contemporaneously with the amendment, restatement and renewal of the Original Lease, (i) the Original Participation Agreement is being amended and restated pursuant to the Amended and Restated Participation Agreement, (ii) the Original Guaranty is being amended and restated pursuant to the Amended and Restated Guaranty, (iii) the Original Rent Assignment Agreement is being amended and restated pursuant to the Amended and Restated Rent Assignment Agreement, (iv) the Original Assignment of Leases is being amended and restated pursuant to the Amended and Restated Assignment of Leases, (v) the Original Memorandum of Lease is being amended pursuant to the First Modification to Memorandum of Lease and (vi) the Original Leasehold Deed to Secure Debt is being amended pursuant to the First Modification to Leasehold Deed to Secure Debt.

NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Lease is hereby amended, restated, and superseded in its entirety and hereby agree as follows:

Article I

Definitions; Effectiveness

Section 1.1. Definitions; Interpretation. For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Amended and Restated Participation Agreement dated as of even date herewith, among Lessee, Lessor, BANK OF AMERICA, N.A., not in its individual capacity except and as expressly stated therein, but solely as Administrative Agent (the “Administrative Agent”) and the Persons listed on Schedule II thereto, as Rent Assignees (as amended, supplemented or otherwise modified from time to time pursuant thereto, the “Participation Agreement”); and the rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply to this Lease. All obligations imposed on the “Lessee” in this Lease shall be full recourse liabilities of Lessee.

Article II

Lease of Leased Property; Lease Term

Section 2.1. Acceptance and Lease of the Leased Property. Pursuant to the Original Lease, Lessor leased all of Lessor’s interest and rights in and to the Leased Property to Lessee, and Lessee leased the Leased Property from Lessor. Pursuant to this Lease, Lessor hereby leases all of Lessor’s interest and rights in and to the Leased Property to Lessee hereunder, and Lessee hereby leases, pursuant to the terms hereof, the Leased Property from Lessor for the Term.

Section 2.2. Acceptance Procedure. The parties hereto acknowledge that Lessee, as the authorized representative of Lessor, accepted delivery of the Leased Property pursuant to the terms of the Original Lease as of the effective date thereof.

Section 2.3. Term. Unless earlier terminated, the term of this Lease shall consist of (i) a base term (the “Base Term”) commencing on and including the Base Term Commencement Date and ending on but not including the fifth (5th) anniversary of the Base Term Commencement Date, and, (ii) if exercised and approved pursuant to each of the terms and conditions of Section 4.7 of the Participation Agreement and exercised pursuant to the terms of this Lease, including Article XIX hereof, the Lease Renewal Term (the Base Term and the Lease Renewal Term, if any, being collectively referred to as, the “Term”).

Section 2.4. Title. The Leased Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession, the existing state of title with respect thereto (including, without limitation, all Liens other than Lessor Liens) and all Applicable Laws and any violations thereof. Lessee shall in no event have any recourse against Lessor for any defect in or exception to title to the Leased Property other than resulting from Lessor Liens or a breach by Lessor of its obligations under Article XXI.

Section 2.5. Contract Matters. Lessor hereby transfers to Lessee and assigns without warranty of any kind, during the Term, so long as no Event of Default exists and is continuing, any warranties made with respect to the Leased Property and any intellectual property rights conveyed to Lessor in connection with Lessor’s acquisition and construction of the Leased Property or otherwise. If necessary, Lessor will join in any proceedings to enforce any such warranties or permit them or any part thereof to be brought in its name if and so long as (i) no

Event of Default exists and is continuing, (ii) Lessee has not elected the Sale Option and (iii) Lessee agrees in writing to pay, and pays, all related expenses and agrees in writing to indemnify Lessor, the Administrative Agent and the Participants, in form and substance reasonably satisfactory to each of the respective Indemnitees, in respect of any Claims relating to or arising out of such action. In exercising the rights conveyed pursuant to this Section 2.5, Lessee hereby acknowledges, and agrees to comply with the terms, conditions and provisions of the applicable documents or instruments conveying such rights and assumes all obligations of Lessor under such documents or instruments. In addition, Lessor hereby transfers to Lessee and its assigns, without warranty of any kind, effective upon the Document Closing Date, all of Lessor’s right, title, and interest in and to any and all plans and specifications relating to the Leased Property.

Section 2.6. Ground Lease; Ground Sublease; Authority Lease. (a) This Lease is and shall at all times be subject to all of the terms, covenants and conditions of the Authority Lease and shall in all respects be limited to the estate granted to Lessor by the Authority pursuant to the Authority Lease. Lessee assumes and agrees to be bound by the terms of and to perform all of the obligations and duties of Lessor under the Authority Lease except for Lessor’s obligations to fund “Advances” on the Bonds pursuant to the Bond Purchase Agreement. Lessee shall not commit or permit to be committed any act or omission which shall violate any terms, covenants or conditions of the Authority Lease. Lessor shall not commit any act which shall violate the terms, covenants or conditions of the Authority Lease. Lessee and Lessor agree that they shall promptly forward to each other any and all notices or other communications received from the Authority under the Authority Lease.

(b) The Authority Lease is and shall at all times be subject to all of the terms, covenants and conditions of the Ground Sublease and shall in all respects be limited to the estate granted to Authority by Ground Sublessor pursuant to the Ground Sublease. Lessee assumes and agrees to be bound by the terms of and to perform all of the obligations and duties of Lessor under the Ground Sublease. Lessee shall not commit or permit to be committed any act or omission which shall violate any terms, covenants or conditions of the Ground Sublease. Lessor shall not commit any act which shall violate the terms, covenants or conditions of the Ground Sublease. Lessee and Lessor agree that they shall promptly forward to each other any and all notices or other communications received from the Authority under the Ground Sublease.

(c) The Ground Sublease is and shall at all times be subject to all of the terms, covenants and conditions of the Ground Lease and shall in all respects be limited to the estate granted to Ground Lessee by Ground Lessor pursuant to the Ground Lease. Lessee assumes and agrees to be bound by the terms of and to perform all of the obligations and duties of Lessor under the Ground Lease. Lessee shall not commit or permit to be committed any act or omission which shall violate any terms, covenants or conditions of the Ground Lease. Lessee agrees that it shall promptly forward to Lessor any and all notices or other communications received by Lessee from the Ground Lessor under the Ground Lease.

(d) Where any approval or consent shall be required of Lessor pursuant to the provisions of this Lease or any other Operative Document, Lessor may, without limitation, condition its approval or consent upon the obtaining of approval or consent of the Authority and/or the Ground Lessor, as applicable, at Lessee’s sole cost and expense, where such consent or approval is, or may in the reasonable opinion of Lessor be, required under the Authority Lease, Ground Sublease or Ground Lease. To the extent the terms of the Authority Lease, Ground Sublease or Ground Lease are more restrictive than the terms hereof, such terms shall be incorporated herein as applicable.

Article III

Payment of Rent

Section 3.1. Rent. During the Term, Lessee shall pay Basic Rent (i) on each Payment Date, (ii) on the date required under Section 20.1(j) in connection with Lessee’s exercise of the Sale Option and (iii) on any date on which this Lease shall terminate or expire with respect to the Leased Property.

Section 3.2. Payment of Basic Rent. Basic Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction; provided, however, that this requirement shall not require or be construed to require any gross-up or any payment on an After Tax Basis.

Section 3.3. Supplemental Rent. Lessee shall pay to Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Laws, interest at the applicable Overdue Rate (i) on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and (ii) on any payment of Supplemental Rent payable to Lessor or any Indemnitee not paid when due or demanded by Lessor (with respect to Supplemental Rent required to be paid by Lessee and becoming due upon receipt of demand from Lessor) or any Indemnitee for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee’s obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

Section 3.4. Method of Payment. Each payment of Rent shall be made by Lessee to the Administrative Agent prior to 12:00 noon, New York City time to the account at the Administrative Agent designated on Schedule III to the Participation Agreement in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day unless the result of such extension would be to carry into another calendar month, in which case such payment shall be made on the immediately preceding Business Day. Payments received after 12:00 noon, New York City time on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such Section 3.3.

Article IV

Quiet Enjoyment; Right To Inspect

Section 4.1. Non-Interference. Subject to Section 2.4 and Section 4.2 herein and subject to Lessor’s cure rights, as provided for in Section 17.1, Lessor covenants that it will not interfere in Lessee’s use or possession of the Leased Property during the Term, so long as no Event of Default has occurred and is continuing, it being agreed that Lessee’s remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach or seek specific performance of the covenant, as applicable. Such right is independent of and shall not affect Lessee’s obligations hereunder and under the other Operative Documents or Lessor’s rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease. The foregoing covenant shall not require Lessor to take any action contrary to, or which would permit Lessee to use the Leased Property for a use not permitted under the provisions of this Lease.

Section 4.2. Inspection and Reports. (a) Upon three (3) Business Days prior notice (or one (1) Business Day prior notice during the existence of a Default or Event of Default) to Lessee, Lessor, any Participant or their respective authorized representatives (the “Inspecting Parties”) at any time may inspect (i) the Leased Property and (ii) the books and records of Lessee relating to the Leased Property and make copies and abstracts therefrom and may discuss the affairs, finances and accounts with respect to the Leased Property with Lessee’s officers, Lessee’s independent public accountants (and, by this provision, Lessee authorizes and directs its independent public accountants to discuss such matters with the Inspecting Parties). Absent an Event of Default, such inspections shall be limited to once per year. All such inspections shall (w) be during Lessee’s normal business hours, (x) be subject to Lessee’s customary safety and security provisions, (y) be at the expense and risk of the Inspecting Parties, except that if an Event of Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and (z) such inspection shall be at Lessee’s risk. No inspection shall unreasonably interfere with Lessee’s operations. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such Inspecting Party causes damage to the Leased Property or any property of Lessee or any other Person during the course of such inspection.

(b) To the extent permissible under Applicable Laws, during the Term, Lessee shall prepare and file, or cause to be prepared and filed, in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare, or cause to be prepared, and make available to Lessor within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

Article V

Net Lease, Etc.

Section 5.1. Net Lease. This Lease shall constitute a net lease and Lessee’s obligations hereunder to pay Rent shall be absolute and unconditional under any and all circumstances. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection herewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property or any part thereof to comply with all Applicable Laws, including any inability to use the Leased Property or any part thereof by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of, Release from, or other environmental condition with respect to, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof; (iv) any defect in title to or rights to the Leased Property or any part thereof or any Lien on such title or rights or on the Leased Property or any part thereof (provided, that the foregoing shall not relieve any Person from its responsibility to remove Lessor Liens attributable to it); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Administrative Agent or any Participant; (vi) to the fullest extent permitted by Applicable Laws, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Guarantor, Lessee, Lessor, the Administrative Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Guarantor, Lessee, Lessor, the Administrative Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that Lessee has or might have against any Person, including without limitation any Participant, vendor, manufacturer, contractor of or for the Leased Property or any part thereof; (viii) any failure on the part of Lessor, the Administrative Agent or any Participant to perform or comply with any of the terms of this Lease or any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by Lessee, Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction or use of the Leased Property or any part thereof; (xiii) the failure of Guarantor, Lessee or any of their respective Affiliates to achieve any accounting or tax benefits; or (xiv) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. Lessee’s agreement in the preceding sentence shall not affect any claim, action or right Lessee may have against any Person. The parties intend that the obligations of Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of Lessor hereunder or under any other Operative Documents and the obligations of Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

Section 5.2. No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and shall not take any action to terminate, rescind or avoid this Lease (except as provided herein) to the fullest extent permitted by Applicable Laws, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Lessor, the Administrative Agent or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Lessor, the Administrative Agent or any Participant or by any court with respect to Lessor, the Administrative Agent or any Participant. Lessee hereby waives all right to terminate or surrender this Lease (except as provided herein or under the terms of the other Operative Documents) or to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

Article VI

Assignments; Subleases and Delegations

Except for assignments and subleases permitted by this Article VI, Lessee may not sublease, assign, mortgage, pledge or otherwise transfer to any Person at any time, in whole or in part, any of its right, title or interest in, to or under this Lease, any other Operative Document or any portion of the Leased Property (except a purchase or sale of the Leased Property as permitted in Articles XVIII and XIX herein), in any case without the prior written consent of Lessor and the Participants and any such sublease, assignment, mortgage, pledge or transfer shall be void. Notwithstanding the foregoing, the consent of Lessor and the Participants shall not be required for(a) any subleases to Affiliates of Guarantor, (b) subleases of street level retail space in the Facility entered into in the ordinary course of business on market terms (collectively, “Permitted Retail Leases”) or (c) subleases relating to third parties providing ancillary services primarily to Lessee’s employees, contractors, agents, guests and invitees (collectively, “Permitted Ancillary Leases”), and Lessee may, so long as no Event of Default exists and is continuing, enter into subleases with any Person; provided (i) such Person shall not then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to the relief of debtors; (ii) any portion of the Leased Property subleased pursuant to this Article VI must be used and operated in place at the Site, subject to the terms and conditions of this Lease; (iii) the Guaranty shall remain in full force and effect; (iv) such sublease shall not discharge or diminish any of Lessee’s obligations to Lessor hereunder or to any other Person under any other Operative Document, it being understood that Lessee shall remain directly and primarily liable under the Lease with respect to all of the Leased Property; (v) except for Permitted Retail Leases, such sublease shall not extend beyond the last day of the Term; (vi) such sublease shall be made and shall expressly provide that it is subject and subordinate to the Ground Lease, the Ground Sublease, the Authority Lease, this Lease and the rights of Lessor hereunder; provided however that Lessor agrees to provide sublessees under Permitted Retail Leases with a customary non-disturbance agreement in form and substance reasonably acceptable to Lessor to allow such sublessees to continue to occupy their subleased space in accordance with the terms of their Permitted Retail Leases notwithstanding a termination of this Lease or foreclosure of this Deed to Secure Debt; (vii) except with respect to Permitted Retail Leases, such sublease shall expressly provide for the surrender of the Leased Property subleased by the applicable sublessee at the election of Lessor after an Event of Default and termination of this Lease; and (viii) such Person shall be (A) except as provided in (B), an Affiliate of Guarantor or (B) a sublessee under a Permitted Retail Lease or Permitted Ancillary Lease.

Lessee shall give Lessor prompt written notice of any sublease permitted under this Article VI, and Lessee shall, within fifteen (15) days after execution of any sublease, deliver to the Administrative Agent a fully executed copy of such sublease.

Article VII

Lessee Acknowledgments

SECTION 7.1. CONDITION OF THE LEASED PROPERTY. LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH LESSOR WILL OWN AND HOLD RECORD TITLE TO THE LEASED PROPERTY, LESSEE, IS SOLELY RESPONSIBLE (I) FOR THE CONDITION OF THE SITE AND THE FACILITY, AND (II) FOR ANY ALTERATIONS OR MODIFICATIONS AND ALL ACTIVITIES CONDUCTED IN CONNECTION THEREWITH. LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE LEASED PROPERTY “AS IS” WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR, THE ADMINISTRATIVE AGENT OR THE PARTICIPANTS AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR A PHYSICAL INSPECTION MIGHT SHOW, (D) VIOLATIONS OF REQUIREMENTS OF APPLICABLE LAW WITH RESPECT TO THE LEASED PROPERTY, LESSEE OR ITS OPERATIONS ON OR WITH RESPECT TO THE LEASED PROPERTY WHICH MAY EXIST ON THE DATE HEREOF OR HEREAFTER AND (E) THE RIGHTS OF THE PARTIES UNDER THE GROUND LEASE, GROUND SUBLEASE AND AUTHORITY LEASE. NONE OF LESSOR, THE ADMINISTRATIVE AGENT AND THE PARTICIPANTS HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED EXCEPT AS EXPRESSLY PROVIDED IN THE OPERATIVE DOCUMENTS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION (INCLUDING ENVIRONMENTAL CONDITION), DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF) AND NONE OF LESSOR, THE ADMINISTRATIVE AGENT OR ANY OF THE PARTICIPANTS SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS. All risks incident to the matters discussed in the preceding sentence, as between Lessor, the Administrative Agent and the Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Section 7.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, the Administrative Agent or the Participants, express or implied, with respect to the Leased Property (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

Lessee hereby agrees that neither Lessor nor the Administrative Agent shall be obligated to perform any covenant or agreement set forth herein or in the other Operative Documents or permit the exercise by Lessee of any right set forth herein or in the other Operative Documents if such agreement or covenant or the exercise of such right is prohibited by or conflicts with the terms of the Authority Lease.

Section 7.2. Risk of Loss. During the Term, as between Lessee and Lessor, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars, Significant Condemnation or otherwise is assumed by Lessee, and except as otherwise provided in Section XIV herein with respect to the distribution of insurance or condemnation proceeds, Lessor shall in no event be answerable or accountable therefor.

Section 7.3. Certain Duties and Responsibilities of Lessor. Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of, alter, improve, investigate, remediate or otherwise deal with the Leased Property or any other part of the Collateral or its interest in the Operative Documents in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein. Lessee hereby agrees that neither Lessor nor the Administrative Agent nor any Rent Assignee shall be obligated to perform any covenant or agreement set forth herein or in the other Operative Documents or permit the exercise by Lessee of any right set forth herein or in the other Operative Documents if such agreement or covenant or the exercise of such right is prohibited by or conflicts with the terms of the Ground Lease, Ground Sublease or Authority Lease.

Article VIII

Possession and Use of The Property, Etc.

Section 8.1. Possession and Use of the Leased Property. Lessee agrees that the Leased Property will be used (i) as a corporate office building (with street level retail and parking) suitable for Lessee’s transportation business operation and (ii) in a manner consistent with this Lease and the other Operative Documents and applying standards of use no lower than the standards applied by Lessee for other substantially similar properties owned or leased by Lessee. At all times during the Term, the Leased Property shall remain in the possession and control of Lessee or its permitted assignees or sublessees. Lessee warrants that the Leased Property will at all times be used and operated under and in compliance in all material respects with (1) the terms of any contracts or agreements applicable to the use or operation of the Leased Property or any portion thereof to which Lessee is a party or by which Lessee is bound, or to the extent contemplated by the Operative Documents or, as a result of any action or omission of Lessee, to which Lessor is a party or by which Lessor is bound, (2) Applicable Laws and (3) all Insurance Requirements. Lessee shall not use the Leased Property or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Value, utility, remaining useful life or residual value of the Leased Property, ordinary wear and tear excepted. Lessee shall not commit or permit any waste of the Leased Property or any part thereof. Lessee assumes and agrees to pay all fees, charges, costs, assessments, impositions, utilities and other amounts which relate to or arise during the Term in connection with the foregoing and the purchase, disposition, ownership, lease or use of any real or personal property, Governmental Actions and other rights, privileges or entitlements required to be paid in connection with the Leased Property. Lessee shall perform all obligations required to be performed by Lessee or Lessor under the Bond Documents except for the obligation to fund “Advances” on the Bonds pursuant to the Bond Purchase Agreement. All such charges imposed with respect to the Leased Property for a billing period during which this Lease expires or terminates (except when Lessee purchases the Leased Property in accordance with the terms of this Lease, in which case Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessee and any purchaser of the Leased Property, and each party shall pay or reimburse the other for each party’s pro rata share thereof; provided, that in no event shall Lessor have any liability therefor. Lessee shall have and retain all naming rights with respect to the Leased Property during the Term.

Section 8.2. Compliance with Requirements of Law and Insurance Requirements.

(a) Subject to the terms of Article XII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Applicable Laws (including all Environmental Laws), Insurance Requirements and manufacturer’s operating standards and guidelines relating to the Leased Property, including the use, construction, operation, maintenance, repair and restoration thereof whether or not compliance therewith shall require structural or extraordinary changes in the Leased Property or interfere with the use and enjoyment of the Leased Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the use, operation, maintenance, repair and restoration of the Leased Property.

(b) Lessee shall not, and shall not suffer or permit a tenant under any sub-lease to violate any Laws affecting the Leased Property, including the Controlled Substances Act, or which could otherwise result in the occurrence of an Event of Default under Section 16.1 below, including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act. Upon learning of any conduct contrary to this Section 8.2, Lessee shall immediately take all actions reasonably expected under the circumstances to terminate any such use of the Leased Property, including: (i) to give timely notice to an appropriate law enforcement agency of information that led Lessee to know such conduct had occurred, and (ii) in a timely fashion to revoke or make a good faith attempt to revoke permission for those engaging in such conduct to use the Leased Property or to take reasonable actions in consultation with a law enforcement agency to discourage or prevent the illegal use of the Leased Property.

Section 8.3. Bond Documents. Lessee shall not enter into any Bond Documents without the prior written consent of the Lessor if such Bond Documents: (i) impose any obligations or covenants upon Lessor or the Participants (including, without limitation, any payment or indemnity obligations), (ii) impair in any material respect Lessor’s or the Administrative Agent’s rights to the Leased Property or access to the Leased Property or (iii) result in any transfer of title or any interest in the Leased Property or risk of forfeiture of the Leased Property, other than Permitted Liens.

Article IX

Maintenance and Repair; Reports

Section 9.1. Maintenance and Repair. Lessee, at its own cost and expense, shall at all times (a) maintain the Leased Property in good operating condition, subject to ordinary wear and tear, and in any event at least as good as the condition of substantially similar property owned or leased by Lessee and in good repair and condition; (b) maintain the Leased Property in accordance with the Ground Lease, Ground Sublease, Authority Lease, Prudent Industry Practice, and, in any event, in accordance in all material respects with all Applicable Laws and Industry Standards affecting the Leased Property; (c) maintain the Leased Property in compliance with the Insurance Requirements which are in effect and to the extent applicable at any time with respect to the Leased Property or any part thereof; (d) use the Leased Property only in accordance with Article VIII; (e) maintain the Leased Property in a manner similar to other office complexes with ground floor retail and parking in the Midtown Atlanta markets subject to reasonable wear and tear; (f) make all necessary or appropriate repairs, replacements, restorations, renewals and take all other actions with respect to the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (a) through (e), structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including, without limitation, repairs, replacements, restorations, renewals and other actions that would constitute capital expenditures under GAAP if incurred by an owner of property; and (g) procure, maintain and comply with all material licenses, permits, orders, approvals, consents and other authorizations required for the installation, construction and maintenance and use and operation, of the Leased Property. Lessee shall comply with such repair and maintenance standards and schedules as are required to enforce warranty claims against the manufacturers and suppliers of material components of the Leased Property.

Section 9.2. Maintenance and Repair Reports. Lessee shall (a) maintain daily operating logs in accordance with Prudent Industry Practice and (b) keep maintenance and repair reports in sufficient detail, at least on the same basis as records are kept for similar properties owned or leased by Lessee or any of its Affiliates to indicate the nature and date of major work done at or to the Leased Property. Such reports shall be kept on file by Lessee at the Site, and shall be made available to Lessor upon reasonable request. Lessee shall give written notice to Lessor of any Event of Loss promptly after Lessee has knowledge thereof.

Section 9.3. Lessor Not Obligated to Maintain or Repair. Lessor shall not under any circumstances be required to build any improvements on the Leased Property, make any repairs, replacements, Modifications or renewals of any nature or description to the Leased Property, make any expenditure whatsoever in connection with this Lease or maintain the Leased Property in any way. Lessee waives any right it may now have or hereafter acquire to (i) require Lessor to maintain, improve, repair, replace, restore, alter, remove or rebuild all or part of the Leased Property or (ii) make repairs at the expense of Lessor pursuant to, or to bring the Leased Property in compliance with, any Applicable Laws (including Environmental Laws), contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

Article X

Modifications, Etc.

Section 10.1. Improvements and Modifications. (a) (i) Lessee, at Lessee’s own cost and expense, shall make alterations, renovations, improvements and additions to the Leased Property or any part thereof and substitutions and replacements therefor (collectively, “Modifications”) which are (A) necessary to repair or maintain the Leased Property in the condition required by Section 9.1; (B) necessary in order for the Leased Property to be in compliance with Applicable Laws (including Environmental Laws) in all material respects; or (C) necessary or advisable to restore the Leased Property to its condition existing prior to a Casualty or Condemnation to the extent required pursuant to Article XIV (collectively, a “Required Modification”); and (ii) so long as no Default or Event of Default has occurred and is continuing, Lessee, at Lessee’s own cost and expense, may undertake other Modifications to the Leased Property so long as such Modifications comply with Applicable Laws, Section 9.1 and Section 10.1(b) (collectively, a “Permitted Modifications”).

(b) The making of any Modifications must be in compliance with the following requirements:

(i) No such Modifications or series of Modifications (A) with a cost exceeding Ten Million Dollars ($10,000,000) for each Modification or, when added to the cost of all other Modifications, Twenty Five Million Dollars ($25,000,000) in the aggregate, or (B) materially affecting any structural element of the Facility, shall be made or undertaken without the prior written consent of Lessor, which consent shall not be unreasonably withheld, delayed or conditioned.

(ii) No Modifications shall be undertaken (x) in violation in any material respect of the terms of any restriction (including any environmental deed restriction), easement, condition, covenant, no further action letter or other similar matter affecting title to or binding on the Leased Property or (y) until Lessee shall have procured and paid for, so far as the same may be required from time to time, all material permits and authorizations to such Modifications of all third Persons or Governmental Authorities having jurisdiction. Lessor, at Lessee’s expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

(iii) All Modifications shall be prosecuted in a diligent manner, be completed in a good and workmanlike manner and in compliance in all material respects with all Applicable Laws (including Environmental Laws) then in effect and the standards imposed by any insurance policies required to be maintained hereunder or the manufacturer in order to maintain all warranties, and all Modifications must be located solely on the Site.

(iv) All Modifications shall, when completed, be of such a character as to not give rise to any material Environmental Claim or materially adversely affect the Fair Market Value, utility, remaining economic useful life or residual value of the Leased Property from the Fair Market Value, utility, remaining economic useful life or residual value thereof immediately prior to the making thereof or, in the case of Modifications being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation (assuming the Leased Property was then in the condition required by this Lease). If such Modifications have a cost exceeding Ten Million Dollars ($10,000,000), individually or Twenty Five Million Dollars ($25,000,000), in the aggregate, and if requested by the Required Participants, Lessor may obtain a report from the Construction Consultant or, at the option of the Required Participants, Lessor may engage an appraiser of nationally recognized standing, at Lessee’s sole cost and expense, to determine (by appraisal or other methods satisfactory to the Required Participants) the projected Fair Market Value of the Leased Property as of the completion of the Modifications relating thereto.

(v) Lessee shall have made adequate arrangements for payment of the cost of all Modifications when due so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens.

Section 10.2. Title to Modifications. (a) Title to the following described Modifications shall, without further act, vest in Lessor and shall be deemed to constitute a part of the Leased Property and be subject to this Lease:

(i) any Modifications which are paid for with the proceeds of Advances (as defined in the Original Participation) made pursuant to the Original Participation Agreement or insurance proceeds;

(ii) Modifications that are in replacement of or in substitution for a portion of any item of Leased Property;

(iii) Required Modifications; or

(iv) Modifications that are Nonseverable.

Lessee shall execute and deliver any deeds, bills of sale, assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Modifications to Lessor.

(b) If such Modifications are not within any of the categories set forth in clauses (i) through (iv) of Section 10.2(a) (each Modification outside such indicated categories, an “Improvement”), then title to such Improvements shall vest in Lessee and such Improvements shall not be deemed to be Modifications which are part of the Leased Property.

(c) Each Improvement to which Lessee shall have title may be removed at any time by Lessee so long as removal thereof shall not result in the violation of any Applicable Laws, shall not adversely affect Lessee’s ability to comply with its obligations under this Lease or any other Operative Document, and no Event of Default is continuing. Lessee agrees to notify Lessor in writing at least thirty (30) days before it removes any such Improvement or Improvements which had an original cost exceeding Five Million Dollars ($5,000,000), individually or Ten Million Dollars ($10,000,000) in the aggregate, and Lessee shall at its expense repair any damage to the Leased Property caused by the removal of such Improvement. Except for art and artifacts, Lessor (or the purchaser of the Leased Property) may purchase from Lessee any Improvement that Lessee intends to remove from the Leased Property prior to the return of the Leased Property to Lessor or sale of the Leased Property, which purchase shall be at the Fair Market Value of such Improvement as determined by the Appraiser at the time of such purchase. Title to any such Improvement shall vest in Lessor (or the purchaser of the applicable Leased Property) if not removed from the Leased Property by Lessee prior to the return of the Leased Property to Lessor or sale of the Leased Property.

Article XI

Covenants with Respect to Liens and Easements

Section 11.1. Covenants with Respect to Liens. (a) During the Term, Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to any portion of the Leased Property, Lessor’s title thereto, or any interest therein. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep the Leased Property free and clear of, and duly to discharge, eliminate or bond in a manner reasonably satisfactory to Lessor and the Administrative Agent, any such Lien (other than Permitted Liens) if the same shall arise at any time.

(b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair, restoration or demolition of or to the Leased Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF LESSOR, THE ADMINISTRATIVE AGENT OR ANY OF THE PARTICIPANTS IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE LEASED PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC’S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH

TO OR AFFECT THE INTEREST OF LESSOR, THE ADMINISTRATIVE AGENT OR ANY PARTICIPANT IN AND TO THE LEASED PROPERTY AND THE OTHER COLLATERAL.

Section 11.2. Lessee’s Grants and Releases of Easements; Lessor’s Waivers. Provided that no Event of Default shall have occurred and be continuing, and subject to the provisions of Articles VII, IX and X and Section 8.2, and without the requirement of any further instrument or action of Lessor, Lessor hereby consents in each instance to the following actions by Lessee in the name and stead of Lessor and as the true and lawful attorney-in-fact of Lessor with full power and authority to execute documents on behalf of Lessor for the following purposes, but at Lessee’s sole cost and expense: (a) the granting of, or entry into agreements in connection with, easements, licenses, rights-of-way, building and use restrictions and covenants and other rights and privileges in the nature of easements or similar interests and burdens reasonably necessary or desirable for the use, repair, maintenance, alteration, improvement or protection of the Leased Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of, or burden to, the Leased Property; (c) the execution of amendments to, or waivers or releases of, any easements, licenses or covenants and restrictions affecting the Site; and (d) the exercise of all rights under any redevelopment agreement or document contemplated thereby affecting the Site; provided, however, that in each case (i) such grant, release, dedication, transfer, amendment, agreement or other action does not materially impair the Fair Market Value, utility, residual value or remaining useful life of the Leased Property; (ii) such grant, release, dedication, transfer, amendment, agreement or other action in Lessee’s judgment is reasonably necessary in connection with the use, maintenance, alteration, protection or improvement of the Leased Property; (iii) such grant, release, dedication, transfer, amendment, agreement or other action will not cause the Leased Property or any portion thereof to fail to comply with the provisions of this Lease or any other Operative Documents and all Applicable Laws (including, without limitation, all applicable Environmental Laws, zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, amendment, agreement or other action have been obtained, and all filings required prior to such action have been made; (v) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Lessor’s interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, amendment, agreement or other action had not been effected; (vi) Lessee shall timely pay and perform any obligations of Lessor under such grant, release, dedication, transfer, amendment, agreement or other action and Lessor shall have no liability or indemnity obligation thereunder and (vii) with respect to any action described in Section 11.2(a) through Section 11.2(d), inclusive, no such action described in such sections could reasonably be expected to have a Material Adverse Effect pursuant to clauses (d), (e), (f) or (g) of the definition thereof. Without limiting the effectiveness of the foregoing; provided that no Event of Default shall have occurred and be continuing, Lessor shall, upon the request of Lessee, and at Lessee’s sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, amendment, agreement or other action to any Person permitted under this Section. By undertaking any of the acts described in clauses (a) through (d) above, Lessee shall be deemed to have represented and warranted to each of the Participants that each such grant, release, dedication, transfer, amendment, agreement or other action complies with and Lessee has satisfied each of the requirements listed in items (i) through (vi) of clause (d) above.

Article XII

Permitted Contests

Section 12.1. Permitted Contests in Respect of Applicable Laws. Notwithstanding anything contained herein or in any Operative Document to the contrary, if, to the extent and for so long as a test, challenge, appeal or proceeding for review of any Applicable Laws relating to the Leased Property or any part thereof or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by Lessee, during the Term, Lessee shall not be required to comply with such Applicable Laws but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of Lessor and the Administrative Agent create or cause (A) any risk of criminal liability being imposed on Lessor, the Administrative Agent, any Participant or the Leased Property (or any portion thereof) or (B) any material risk of (1) the foreclosure, forfeiture or loss of the Leased Property, or any material part thereof, (2) the nonpayment, reduction or abatement of Rent, (3) the interruption or cancellation of any insurance coverage, (4) the invalidity or lapse of any material warranty, (5) [intentionally omitted], (6) any sale of, or the creation of any Lien (other than a Permitted Lien) on, any material part of the Leased Property (provided, however, nothing herein shall be deemed to reduce or diminish Lessee’s obligations under Section 11.1), (7) civil or criminal liability being imposed on Lessor, the Administrative Agent, any Participant or any material part of the Leased Property for which Lessee is not obligated to fully indemnify such parties under the Operative Documents, or (8) enjoinment of, or interference with, the use, possession or disposition of the Leased Property in any material respect.

Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Laws requires that such proceedings be brought by or in the name of Lessor; and in that event Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) Lessee has not elected the Sale Option and (ii) Lessee agrees in writing to pay, and pays, all related expenses and agrees in writing to indemnify Lessor, the Administrative Agent and the Participants, in form and substance reasonably satisfactory to each of the respective Indemnitees, in respect of any claim relating thereto.

Article XIII

Insurance

Section 13.1. Required Coverages. To the extent required below, during the Term, Lessee will provide or cause to be provided insurance with respect to the Leased Property of a character consistent with Lessee’s and Guarantor’s insurance programs for similar property owned or leased by Lessee, Guarantor or their respective Affiliates and in keeping with Prudent Industry Practice and as is reasonably acceptable to Lessor; provided, that in any event Lessee will maintain at all times:

(a) General Liability Insurance. Combined single limit insurance against claims for third-party bodily injury, including death, and third-party property damage occurring as a result of the ownership, use, maintenance or operation of the Leased Property in an amount, at least equal to $100,000,000 per occurrence and $100,000,000 annual aggregate.

(b) Property Insurance. Insurance against all-risk of physical loss of or damage to the Leased Property or any portion thereof by reason of any peril in an amount consistent with Lessee’s insurance program for similar property owned or leased by Lessee, Guarantor or their respective Affiliates, in keeping with Prudent Industry Practice and otherwise acceptable to the Required Participants (subject to such deductibles and/or self-insurance in such minimum amounts as is consistent with Lessee’s insurance program for similar property owned or leased by Lessee, Guarantor or their respective Affiliates, in keeping with Prudent Industry Practice and otherwise reasonably acceptable to the Required Participants; provided, however, that at no time shall the amount of such coverage be less than the greater of (i) the replacement cost of the Leased Property or (ii) the then outstanding Lease Balance, including any costs that may be required to cause the Leased Property to be restored in accordance with then current Applicable Laws and in amounts sufficient to fund all Yield and fees accruing on the Lease Balance or otherwise payable during any period while the Leased Property or part thereof is being restored or repaired.

(c) Builder’s Risk. Lessee shall during any Modifications maintain, for the benefit of the Participants, all-risk Builders’ Risk Insurance in an amount equal to the greater of (i) the replacement value of the Facility or Modifications, as applicable, and (ii) the aggregate cost for the construction of same, including costs that may be required to cause the Leased Property to be reconstructed, to then current Applicable Laws and in amounts deemed reasonably sufficient to fund all Yield and fees accruing on the Lease Balance or otherwise payable during any period while the Facility is being reconstructed, repaired or completed. Builder’s risk insurance may be included in Lessee’s property insurance.

(d) Workers’ Compensation. Lessee shall, in construction of any Modifications and the operation of the Leased Property, comply with the applicable Worker’s Compensation laws.

(e) Flood Insurance. Lessee shall, at any time, if any portion of the Site, Facility, any Improvements or Modifications are located in an area identified by the Federal Emergency Management Agency of the United States of America or other applicable Governmental Authority as having special flood and mudslide hazards, obtain flood insurance to the extent required by Applicable Laws.

(f) Other Insurance. Such other insurance, in each case as is generally carried by Guarantor, Lessee or their respective Affiliates for similar properties owned or leased by any of them or by other owners of similar properties in such amounts and against such risks as are then customary for properties similar in use and to the extent required by Required Participants and, to the extent required by any Participant, flood insurance to the extent required by Applicable Laws applicable to any Participant.

Section 13.2. Insurance Coverage. The insurance coverage required in Section 13.1 shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best’s Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of “A” (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least “X” (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Participants. In the case of liability insurance maintained by Lessee, it shall name Lessor, the Administrative Agent, each Participant and the Authority, as additional insureds and, in the case of property insurance maintained by Lessee, it shall name the Administrative Agent, as mortgagee and sole loss payee with respect to the Leased Property (but subject to the obligations of the Administrative Agent under Section 14.1 of this Lease). Each policy referred to in Section 13.1 shall provide that: (i) it will not be canceled, modified or amended or its limits reduced, or allowed to lapse without renewal, except after not less than thirty (30) days’ prior written notice to Lessor and the Administrative Agent (and after not less than ten (10) days for nonpayment of premium); (ii) the interests of Lessor, the Administrative Agent and any Participant shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any other Person having an interest in the Leased Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor, the Administrative Agent or any Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against the Participants and the Administrative Agent; and (v) such policy shall contain a cross-liability/separation of insureds clause providing for coverage of Lessor, the Administrative Agent and each Participant, as if separate policies had been issued to each of them. Lessee will notify Lessor and the Administrative Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment.

Section 13.3. Delivery of Insurance Certificates. On or before the Document Closing Date, Lessee shall deliver to the Administrative Agent and Lessor certificates of insurance satisfactory to the Administrative Agent and Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Term, at the time each of Lessee’s insurance policies is renewed (but in no event less frequently than once each year) or upon written request by Lessor following an Event of Default, Lessee shall deliver to the Administrative Agent and Lessor certificates of insurance evidencing that all insurance required by Sections 13.1 and 13.2 to be maintained by Lessee is in effect.

Section 13.4. Insurance by Lessor, the Administrative Agent or any Participant. Lessor, the Administrative Agent or any Participant may at its own expense carry insurance with respect to its interest in the Leased Property, and any insurance payments received from policies maintained by Lessor, the Administrative Agent or any Participant shall be retained by Lessor, the Administrative Agent or such Participant, as the case may be, without reducing or otherwise affecting Lessee’s obligations hereunder.

Article XIV

Casualty and Condemnation

Section 14.1. Casualty and Condemnation. (a) Subject to the provisions of this Article XIV, if all or any portion of the Leased Property suffers a Casualty during the Term (other than a Significant Casualty as to which a Termination Notice has been given), Lessee shall control the negotiations with the relevant insurer (unless an Event of Default exists in which case Lessor shall be entitled to control such negotiations) and, except as otherwise provided in this Section 14.1, any insurance proceeds payable with respect to such Casualty up to $25,000,000 individually and $50,000,000 in the aggregate in any twelve (12) month period shall be paid directly to Lessee, or if received by Lessor, the Administrative Agent or the Rent Assignees, shall be paid over to Lessee and shall be used by Lessee solely for the reconstruction, restoration and repair of such Leased Property, and if the use of, access to, occupancy of or title to the Leased Property or any part thereof is the subject of a Condemnation (other than a Significant Condemnation as to which a Termination Notice has been given), then any award or compensation relating thereto up to $25,000,000 individually and $50,000,000 in the aggregate in any twelve (12) month period shall be paid to Lessee and shall be used by Lessee solely for the restoration of the Leased Property. Notwithstanding the foregoing, if any Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Administrative Agent or, if received by Lessee, shall be held in trust for the Participants and shall be paid over by Lessee to the Administrative Agent. All amounts held by Lessor or the Administrative Agent on account of any award, compensation or insurance proceeds either paid directly to Lessor or the Administrative Agent or turned over to Lessor or the Administrative Agent shall be distributed to Lessee and used by Lessee to restore the Leased Property as required herein, provided, however, in each case after the occurrence and during the continuance of an Event of Default shall at the option of Lessor (at the direction of the Required Participants) either be (A) paid to Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with this clause (A), or (B) applied to the Lease Balance and any other amounts owed by Lessee under the Operative Documents in accordance with Article XVI.

(b) In the event any part of the Leased Property becomes subject to condemnation or requisition proceedings during the Term, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by Applicable Laws, Lessee shall control the negotiations with the relevant Governmental Authority unless an Event of Default exists in which case Lessor shall be entitled to control such negotiations; provided, that in any event, Lessor may participate at Lessor’s expense (or if an Event of Default exists Lessor may control or participate at Lessee’s expense) in such negotiations; and provided in all cases, that no settlement will be made without Lessor’s prior written consent (which consent shall not be unreasonably withheld or delayed) unless, in connection with a Significant Condemnation, such settlement (together with any additional payment made by Lessee to Lessor, if applicable) is equal to or greater than the Lease Balance (in which case, no Lessor consent shall be required). Lessee shall give to Lessor such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article XIII, and are in the possession of Lessee, as are reasonably requested by Lessor. If the proceedings relate to a Significant Condemnation, Lessee shall act diligently in connection therewith. Nothing contained in this Section 14.1(b) shall diminish Lessor’s rights with respect to condemnation awards and property insurance proceeds under Articles XIII or XIV.

(c) In no event shall a Casualty or Condemnation affect Lessee’s obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

(d) If, pursuant to this Article XIV, this Lease shall continue in full force and effect following a Casualty or Condemnation, Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Leased Property in accordance with this clause (d), Lessee shall pay the shortfall), promptly and diligently repair any damage to the Leased Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 9.1 and 10.1 so as to restore the Leased Property to at least the same condition and value, in each case in all material respects, as existed immediately prior to such Casualty or Condemnation (subject to such modifications and adaptions to the Leased Property as may be required to take into account the loss of property resulting from a condemnation). In such event, title to the Leased Property shall remain with Lessor subject to the terms of this Lease. Upon completion of such restoration, upon the request of Lessor, Lessee shall furnish to Lessor a Responsible Officer’s Certificate confirming that such restoration has been completed pursuant to this Lease.

Section 14.2. Environmental Matters. At Lessee’s sole cost and expense, Lessee shall in a reasonably prompt and diligent manner undertake any investigation, response, clean up, remedial restoration or other action necessary to investigate, remove, clean up, remediate or otherwise address any Environmental Violation to the extent required by Applicable Laws with respect to the Leased Property or at any off-site location impacted by any environmental condition or activities at, on or from the Leased Property.

Section 14.3. Notice of Environmental Matters. Lessee shall promptly provide to Lessor written notice of any Significant Environmental Event. All such notices shall describe in reasonable detail the nature of the Significant Environmental Event, including any Environmental Claims, actions or proceedings in respect thereof, and Lessee’s proposed response thereto. In addition, Lessee shall provide to Lessor and the Administrative Agent, within ten (10) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any such Significant Environmental Event. Lessee shall also promptly provide such detailed reports of any such Significant Environmental Event as may reasonably be requested by Lessor or the Administrative Agent. Upon completion of remedial action with respect to a Significant Environmental Event by Lessee, Lessee shall cause to be prepared by an environmental professional reasonably acceptable to Lessor a report describing the Significant Environmental Event and the actions taken by Lessee (or its agents) in response to such Significant Environmental

Event, and a statement by the professional that the Significant Environmental Event has been remedied in compliance in all material respects with applicable Environmental Law. Each such Significant Environmental Event shall be remedied prior to the Expiration Date unless (a) all, but not less than all, of the Leased Property has been purchased by Lessee in accordance with Article XV or Article XVIII. Nothing in this Article XIV shall reduce or limit Lessee’s obligations elsewhere in this Lease or under the Participation Agreement.

Article XV

Termination of Lease

Section 15.1. Termination upon Certain Events. (a) If an Event of Loss or Material Environmental Violation occurs during the Term with respect to the Leased Property, then Lessor may elect to terminate the Lease by giving written notice (a “Termination Notice”) to Lessee (within sixty (60) days of Lessor obtaining actual knowledge of the Event of Loss or Material Environmental Violation), with such termination to be effective on the Payment Date specified in Section 15.1(b). If Lessor fails to elect to terminate the Lease as provided in this Section 15.2, Lessor shall be deemed to have elected to require Lessee to restore, rebuild or remediate the Leased Property pursuant to Section 14.1(d) or Section 14.3, as applicable and Lessee shall undertake and diligently pursue such restoration, rebuilding or remediation which in all cases shall be completed prior to the Expiration Date unless all, but not less than all, of the Leased Property has been purchased by Lessee in accordance with Article XVIII.

(b) Following Lessor’s delivery of the Termination Notice, Lessee shall be obligated to purchase Lessor’s interest in all, but not less than all, of the Leased Property on or prior to the next third occurring Payment Date (but in no event any later than ninety (90) days from the date Lessor delivers the applicable Termination Notice) by paying the Administrative Agent an amount equal to the Purchase Amount.

Section 15.2. Termination Procedures. On the date of the payment by Lessee of the Purchase Amount in accordance with Section 15.1(b), this Lease shall terminate and, concurrent with Lessor’s receipt of such payment:

(i) Lessor and Lessee shall comply with the provisions of Sections 21.1(i) through 21.1(iii) and Section 21.1(v); and

(ii) Lessor shall convey to Lessee any net proceeds (that is, after deducting all reasonable costs and expenses incurred by Lessor, the Administrative Agent or any Participant incident to collecting any such proceeds of the Event of Loss or Significant Environmental Event, including, without limitation, reasonable fees and expenses for counsel) with respect to the Event of Loss or Significant Environmental Event giving rise to the termination of this Lease theretofore received by Lessor or, at the request of Lessee, to the extent actually received, Lessor shall apply such amounts against sums due hereunder.

Article XVI

Events of Default

Section 16.1. Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a “Lease Event of Default”:

(a) the occurrence of a Payment Default;

(b) Lessee shall fail to maintain insurance as required by Article XIII of this

Lease;

(c) Lessee or Guarantor, as applicable, shall fail to observe or perform any covenant contained in (i) Section 9.2 of the Participation Agreement or Section 9 of the Guaranty or (ii) Section 9.1 of the Participation Agreement or Section 8 of the Guaranty;

(d) Lessee or Guarantor shall fail to observe or perform any covenant or agreement contained in any Operative Document (other than those covered by clause (a),(b) or (c) above) for thirty (30) days after written notice thereof has been given to Lessee or Guarantor, as applicable, by the Administrative Agent or Lessor; provided however, if such covenant or agreement cannot be cured within thirty (30) days following written notice and Lessee or Guarantor has commenced to cure such failure and is diligently proceeding to cure such failure, then Lessee or Guarantor shall have such additional period of time reasonably necessary to cure such action provided such additional period of time shall not exceed sixty (60) days from the expiration of the initial thirty (30) day period;

(e) any representation, warranty or certification made (or deemed made) by Lessee or Guarantor, as applicable, in any Operative Document or in any certificate, financial statement or other document delivered pursuant to any Operative Document shall prove to have been incorrect in any material respect when made (or deemed made);

(f) Lessee, Guarantor or any of their respective Subsidiaries shall fail to make any payment in respect of any Material Debt when due and such failure is not cured within any applicable grace period;

(g) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables the holder of such Debt or any Person acting on such holder’s behalf to accelerate the maturity thereof

(h) Lessee, Guarantor or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of, or taking possession by, any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(i) an involuntary case or other proceeding shall be commenced against Lessee, Guarantor or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or an order for relief shall be entered against Lessee or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

(j) any member of the ERISA Group shall fail to pay when due an amount or amounts which it shall have become liable to pay under Title IV of ERISA that when aggregated could reasonably be expected to cause a Material Adverse Effect; or (i) notice of intent to terminate a Material Plan, or notice that a Material Plan is in “at risk” status (within the meaning of Section 303 of ERISA) or notice that a Multiemployer Plan is in “endangered” or “critical” status (within the meaning of Section 305 of ERISA), shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or (ii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or (iii) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default (within the meaning of Section 4219(c)(5) of ERISA) with respect to, one or more Multiemployer Plans; and in each case in clauses (i) through (iii) above, such event or condition together with all other such events or conditions, if any, could reasonably be expected to cause a Material Adverse Effect;

(k) a final judgment or order for the payment of money (not paid or covered by insurance (except for deductibles) as to which the relevant insurance company has acknowledged coverage) in excess of $200,000,000 shall be rendered against Lessee, Guarantor or any Significant Subsidiary and such judgment or order shall continue unsatisfied, unreversed, unvacated, undischarged and unstayed for a period of thirty (30) days;

(l) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 35% or more of the outstanding shares of common stock of Guarantor;

(m) at any time Continuing Directors shall not constitute a majority of the board of directors of Guarantor;

(n) any authorization or approval or other action by any Governmental Authority or regulatory body required for the execution, delivery or performance of this Agreement or any other Operative Document by Lessee or Guarantor shall be terminated, revoked or rescinded or shall otherwise no longer be in full force and effect;

(o) Lessee or Guarantor shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Document or any Lien granted under any Operative Document or purport to revoke, terminate or rescind any Operative Document;

(p) (1) any Operative Document or the security interest and lien granted under any Operative Document (except in accordance with its terms), in whole or in part, terminates, ceases to be effective or ceases to be the legal, valid and binding enforceable obligation of Lessee or Guarantor or any of their respective Affiliates, as the case may be, on account of, or as a result of, directly or indirectly, any act or omission of Lessee or Guarantor or any of their respective Affiliates, or (2) Lessee or Guarantor or any of their respective Affiliates contests in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or (3) the security interest and lien securing Lessee’s obligations under the Operative Documents, in whole or in part, ceases to be a perfected first priority security interest and lien (subject only to Permitted Liens); or (4) the Ground Lease is terminated by the Ground Lessor or the Ground Lessor serves notice that it is or will be otherwise terminated;

(q) Lessee shall fail to use commercially reasonable efforts to sell the Leased Property as and when required by and in accordance with or shall fail to satisfy each of the terms, covenants, conditions and agreements set forth at Articles XX and XXI in connection with and following its exercise of the Sale Option, including each of Lessee’s obligations at Sections 20.1 and 21.1;

(r) Guarantor shall fail to own, directly or indirectly, 100% of the then outstanding common stock of Lessee, free and clear of any Liens; or

(s) a judicial or nonjudicial forfeiture or seizure proceeding is commenced by a Governmental Authority and remains pending with respect to the Leased Property or any part thereof, on the grounds that the Leased Property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any Person, including any tenant, pursuant to any Law, including under the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not the Leased Property or the Assignment of Leases shall become subject to forfeiture or seizure in connection therewith.

Notwithstanding anything herein to the contrary, the occurrence of a Restructuring Event during the Lease Term (a) shall not constitute an Event of Default, and (b) upon termination of the Bank Credit Agreement in connection with any Restructuring Event, any Events of Default with respect to the Guarantor that were based on the Bank Credit Agreement shall be of no further force and effect, so long as (in each case of clause (a) and (b) above), contemporaneously with any such Restructuring Event (i) Union Pacific shall assume the Guarantor’s obligations under the Operative Documents and provide a replacement guaranty of the Obligations under the Operative Documents (in form and substance reasonably satisfactory to Lessor), at Lessee’s sole cost and expense, (ii) the Operative Documents shall be amended (in form and substance reasonably satisfactory to Lessor), at Lessee’s sole cost and expense, to include the same borrower/obligor group, change of control provisions and defaults, in each case, on parity with Union Pacific’s senior unsecured revolving credit facility (including with respect to obligors thereunder) and (iii) Lessee shall deliver, or cause to be delivered, customary legal opinions with respect to the replacement guaranty and amendments to the Operative Documents (in form an substance reasonably satisfactory to Lessor).

Section 16.2. Remedies. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may, so long as such Event of Default is continuing, do one or more of the following (as modified and supplemented by the remedies set forth in the Memorandum of Lease and/or the Leasehold Deed to Secure Debt) as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default, but subject to the rights of Lessee to purchase the Leased Property pursuant to the terms and within the time periods as set forth in Section 18.1:

(a) Subject to Lessee’s rights under Section 18.1(b) during the Purchase Option Period, Lessor may, by notice to Lessee, rescind or terminate this Lease as to any or all of the Leased Property as of the date specified in such notice; provided, however, (i) no reletting, or taking of possession of the Leased Property (or any portion thereof) by Lessor will be construed as an election on Lessor’s part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor;

(b) Lessor (i) may demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Leased Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of the Participation Agreement and Article IX and Sections 8.2 and 14.2 hereof, and Lessee shall comply with the requirements at Section 15.2 to the extent requested by Lessor, as if the Leased Property were being returned at the end of the Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Laws, enter upon the Site and take immediate possession of (to the exclusion of Lessee) the Leased Property or any part thereof and expel or remove Lessee, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession (provided, however, Lessor shall remain liable for actual damages caused by its gross negligence or willful misconduct), whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor’s other damages, Lessee shall be responsible for all costs and expenses (which costs and expenses shall be reasonable if within the control of Lessor) incurred by Lessor and the Participants in connection with any reletting, including, without limitation, reasonable brokers’ fees and all costs of any alterations or repairs made by Lessor;

(c) Lessor may sell all or any part of the Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee with respect thereto (except to the extent required below if Lessor shall elect to exercise its rights thereunder) in which event Lessee’s obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated;

(d) Lessor may, at its option, (i) elect not to terminate this Lease with respect to the Leased Property and continue to collect all Basic Rent, Supplemental Rent and all other amounts due Lessor (together with all costs of collection) and enforce Lessee’s obligations under this Lease as and when the same become due, or are to be performed, and (ii) upon any abandonment of the Leased Property by Lessee, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs (and Lessee shall pay the reasonable costs of such repairs) in order to relet the Leased Property, and relet the Leased Property or any part thereof (in place, if so elected by Lessor) for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee’s obligations hereunder and the other Operative Documents in such order, proportion and priority as Lessor may elect in Lessor’s sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Leased Property to be paid during that period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the next Payment Date;

(e) Lessor may demand, by written notice to Lessee, that Lessee pay to Lessor within ten (10) days after receipt of such notice an amount equal to the Lease Balance, then upon Lessor’s receipt of the Lease Balance, Lessor shall convey the Leased Property to Lessee in accordance with Article XXI. Lessor acknowledges and agrees that upon the declaration of a Lease Event of Default, to the maximum extent permitted by law, Lessee waives any right to contest that the payment of the amount described in the preceding sentence constitutes the correct liquidated recourse sum due upon acceleration of this instrument;

(f) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or the Operative Documents, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice Lessor’s right to collect any such damages for any subsequent period(s), or Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

(g) Lessor may retain and apply against the Lease Balance, in accordance with Section 5.3 of the Participation Agreement, all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease;

(h) If an Event of Default pursuant to Section 16.1(h) or (i) shall have occurred and be continuing, Lessor, as a matter of right and with notice to Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Leased Property, and Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of Lessor in case of entry onto the Site, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Leased Property or the other Collateral unless such receivership is sooner terminated;

(i) Upon the occurrence of the Lease Event of Default described in Section 16.1(h) or (i), whether or not another Lease Event of Default described in one or more other clauses of Section 16.1 shall have been or thereafter is declared, this Lease shall terminate immediately without notice and Lessee shall immediately pay to the Administrative Agent, on behalf of Lessor, as and for liquidated damages and without limitation on any other remedies provided for herein, an amount equal to the Lease Balance; or

(j) Provided this Lease has been terminated and/or the Lessor has taken any action to foreclose on the deed to secure debt, Lessor may terminate, at Lessee’s sole cost and expense, the Authority Lease.

To the maximum extent permitted by law, Lessee hereby waives (x) the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Leased Property or the other Collateral or any interest therein and (y) any rights now or in the future conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Leased Property in mitigation of Lessor’s damages or which may otherwise limit or modify any remedy of damages.

Lessor shall be entitled to enforce payment and the performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect Lessor’s right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. Without limiting the foregoing, each of the powers, rights and remedies as set forth or otherwise permitted pursuant to this Article XVI are independent of the provisions of Article XIII of the Participation Agreement and shall not be affected by any exclusion set forth at Section 13.1(b) of the Participation Agreement.

The proceeds derived from any sale of Leased Property and other amounts recovered pursuant to the foregoing remedies after an Event of Default shall be distributed pursuant to Section 5.3(f) of the Participation Agreement. The amount realized by Lessor upon a sale of a Leased Property shall be net of Lessor’s sale expenses and other expenses reasonably and customarily incurred by Lessor in connection with Lessor holding and owning such Leased Property until such time as the Leased Property is sold. Notwithstanding anything herein to the contrary, and except for Lessee’s obligation to pay Nonconformance Amounts, there shall not be any personal recourse against Lessee (and Lessor shall have recourse only against the Leased Property) pursuant to this Section 16.2 for any amount in excess of the Lease Balance; provided in the event Lessee does not pay the Lease Balance in full, Lessee shall not be entitled to the Leased Property and Lessor shall be entitled to receive the outstanding Lease Balance from the sale, lease or other disposition of the Leased Property.

Section 16.3. Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 16.2, Lessee waives, to the fullest extent permitted by law, (a) any notice of legal proceedings to obtain possession; (b) any right of redemption or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of Lessor’s rights or remedies under this Article XVI.

Section 16.4. Grant of Security Interest. Lessee hereby grants a security interest to Lessor, its successors and assigns, WITH POWER OF SALE, all of its right, title and interest in that portion of the Leased Property and the other Collateral constituting personal property under Article 9 of the UCC and hereby assigns to Lessor all of its right and title in and to the Collateral, in each case to secure payment and performance of its obligations under the Operative Documents. This Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code of the State of Georgia (“UCC”), and if an Event of Default has occurred and is continuing, (i) Lessor shall, in addition to all other rights available at law or equity, have all of the rights provided to a secured party under Article 9 of the UCC and (ii) Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law, to sell the Leased Property and the other Collateral (or any portion thereof), either as a whole, or in separate lots or parcels or items and in such order as Lessor may elect all as provided for herein. The proceeds derived from the exercise of the foregoing rights shall be applied as set forth in the last paragraph of Section 16.2.

Section 16.5. Deed to Secure Debt Remedies. Without limiting any other remedies set forth in this Lease, and also, without limiting the generality of Article XXIV hereof, Lessor, for the benefit and at the direction of the Required Participants, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or (to the extent permitted by law) for the sale of the Leased Property or the other Collateral, or against Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in aid of the execution of any power granted herein, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Leased Property or the other Collateral, or for the enforcement of any other appropriate legal or equitable remedy. Lessor shall have all rights available to a grantee of security title in and to the portion of the Leased Property constituting real property pursuant to a deed to secure debt under the laws of the State of Georgia. In the event that any provisions of this Lease shall be inconsistent with any Applicable Laws, the provisions of such Applicable Laws shall take precedence over such provision of this Lease, but shall not invalidate or render unenforceable any other provision of this Lease that can be construed in a manner consistent with such Applicable Laws. If any provision of this Lease shall grant Lessor any rights or remedies upon default of Lessee which are more limited than the rights that would otherwise be vested in Lessor under such Applicable Laws in the absence of such provision, Lessor shall be vested with the rights granted in such Applicable Laws to the full extent permitted by law.

Article XVII

Lessor’s Right to Cure

Section 17.1. Lessor’s Right to Cure Lessee’s Defaults. Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to), upon five(5) Business Days’ prior notice to Lessee, remedy any Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Leased Property and the Site, as necessary, for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand as Supplemental Rent.

Article XVIII

Purchase Provisions

Section 18.1. Early and End of Term Purchase Options. Subject to the conditions contained herein, on (a) any (i) Payment Date during the Term and (ii) on the Expiration Date in accordance with Section 19.1(b), provided Lessee has not elected the Sale Option or (b) with the prior written consent of the Lessor, on any Business Day during the occurrence of an Event of Default of the types described in clause (ii) of the next sentence, Lessee may, at its option, purchase (or cause a designee to purchase) all, but not less than all, of the Leased Property (the “Early Termination Option”) at a price equal to the Purchase Amount. Lessee’s right to purchase all of the Leased Property pursuant to this Section 18.1 shall terminate automatically and without notice upon (i) the occurrence of an Event of Default arising as a result of an Insolvency Event of the Guarantor or Lessee, or (ii) upon the occurrence of any other Event of Default, unless in the case of an Event of Default described in this clause (ii) Lessee delivers a written Purchase Notice irrevocably electing to exercise the Early Termination Option to purchase not less than three (3) days prior to the date of the purchase and consummates the purchase within ten (10) Business Days following the earlier of (x) delivery of a notice of an Event of Default by Lessee or Guarantor pursuant to Section 9.1(a)(i) of the Participation Agreement or Section 8(a)(iv) of the Guaranty, or (y) Lessee’s receipt of a written Purchase Acceleration Notice (such period, the “Purchase Option Period”). Unless an Insolvency Event occurs with respect to Guarantor or Lessee, Lessor shall not terminate this Lease during the Purchase Option Period. “Purchase Acceleration Notice” shall mean a notice from Lessor or the Administrative Agent to Lessee that an Event of Default has occurred. Lessee acknowledges that the Purchase Acceleration Notice shall apply solely to this Section 18.1 and will not affect the validity of any Event of Default or Lessor’s remedies at Section 16.2. In order to exercise its option to purchase the Leased Property pursuant to this Section 18.1 and except as provided for in the clause (ii) of the second sentence of this Section 18.1, Lessee shall give to Lessor not less than thirty (30) days’ prior written notice of such election to exercise, which election shall be irrevocable when made. If Lessee exercises its option pursuant to this Section 18.1 then, upon the Administrative Agent’s (or if the Rent Assignment Interests are no longer outstanding, Lessor’s) receipt of all amounts due in connection therewith, Lessor shall transfer to Lessee all of Lessor’s right, title and interest in and to the Leased Property in accordance with the procedures set forth in Section 21.1, such transfer to be effective as of the date specified in the Purchase Notice. Lessor agrees that it shall cooperate with Lessee in effecting any transfer to a designee of Lessee pursuant to this Section 18.1.

Article XIX

End of Term Options

Section 19.1. End of Term Options. At least ninety (90) days but not more than two hundred seventy (270) days before the Expiration Date of the Term, Lessee shall, by delivery of written notice to Lessor and the Administrative Agent, exercise one of the following options:

(a) Request to renew this Lease with respect to the Leased Property for an additional five-year Lease Renewal Term (each a “Renewal Option”) on the terms and conditions set forth herein and in the other Operative Documents; provided, however, that such Renewal Option shall be available at the end of the Base Term (or the Base Term as previously so renewed) only if the conditions to the Renewal Option set forth herein and in Section 4.7 of the Participation Agreement are satisfied; and provided, further, that the Renewal Option shall not be exercisable for a total of more than one (1) Lease Renewal Term.

(b) Purchase for an amount in immediately available funds equal to the Purchase Amount all, but not less than all, of the Leased Property on the last day of the Term (the “Purchase Option”); and if Lessee shall have elected to purchase the Leased Property, (1) Lessee may (A) assign its right to purchase the Leased Property hereunder to a third party, in which case such third party shall consummate the purchase of the Leased Property on or before the last day of the Term, provided that if such third party fails to consummate the purchase of the Leased Property on or before the last day of the Term, Lessee shall consummate the purchase of the Leased Property on the last day of the Term or (B) designate a third party to acquire title to the Leased Property, without assigning Lessee’s rights to purchase the Leased Property hereunder and (2) Lessor shall, upon the payment to the Administrative Agent (or if the Rent Assignment Interests are no longer outstanding, Lessor) of the Purchase Amount then due and payable by Lessee under the Operative Documents, transfer all of Lessor’s right, title and interest in and to the Leased Property pursuant to Section 21.1; or

(c) Sell on behalf of Lessor for cash to a single purchaser not in any way affiliated with Guarantor, Lessee or any of their respective Affiliates all, but not less than all, of the Leased Property on the last day of the Term (the “Sale Option”). Lessee’s right to sell the Leased Property pursuant to the Sale Option shall be conditioned upon and subject to the fulfillment by Lessee of each of the terms and conditions set forth in Article XX. In addition, all subleases with respect to the Leased Property except for Permitted Retail Leases shall have been terminated prior to Lessor’s receipt of Lessee’s election of the Sale Option. Lessee shall not enter into any additional subleases or renew any subleases with respect to the Leased Property following Lessee’s election of the Sale Option. Following Lessee’s election of the Sale Option, Lessee shall not remove any Modifications other than Improvements or commence any voluntary Modifications under Section 10.1(a)(ii) without the consent of the Required Participants.

Section 19.2. Election of Options. Unless (i) Lessee shall have affirmatively elected the Sale Option within the time period provided for in Section 19.1 and satisfied each of the requirements in Articles XX and XXI, (ii) Lessee shall have elected to purchase all, but not less than all, of the Leased Property pursuant to Article XVIII or (iii) Lessee shall have elected the Renewal Option and such Renewal Option has been approved by Lessor and all other the Participants and all other conditions to such renewal set forth in Section 4.7 of the Participation Agreement and Section 19.3 hereof have been satisfied, Lessee shall be deemed to have elected the Purchase Option. In addition, the Sale Option or Renewal Option shall automatically be revoked if there exists a Payment Default, Insolvency Event, Significant Environmental Event or Event of Loss at any time after the Sale Option is properly elected or Lessee fails to comply with each of the terms and conditions set forth at Articles XX and XXI and in such event Lessor shall be entitled to exercise all rights and remedies provided in Article XVI. Lessee may not elect the Sale Option or the Renewal Option if there exists on the date the election is made a Payment Default, an Insolvency Event, Significant Environmental Event or Event of Loss. Any election by Lessee of the Purchase Option pursuant to Section 19.1(b) shall be irrevocable at the time made.

Section 19.3. Renewal Options. The exercise of any Renewal Option by Lessee shall be subject to satisfaction of the following conditions:

(i) on the Expiration Date then in effect no Default or Event of Default shall have occurred and be continuing, and on the date Lessee gives notice of its exercise of the Renewal Option, no Event of Default shall have occurred and be continuing;

(ii) Lessee shall not have exercised the Sale Option or the Purchase Option; and

(iii) each of the other conditions for the Renewal Option covered in Section 4.7 of the Participation Agreement and in Section 19.2(iii) hereof have been satisfied.

Lessee’s exercise of a Renewal Option shall be deemed to be a representation by Lessee that on the (Y) Expiration Date then in effect, no Default or Event of Default shall have occurred and be continuing and (Z) the date Lessee gives notice of its exercise of the Renewal Option, no Event of Default shall have occurred and be continuing.

Article XX

Sale Option

Section 20.1. Sale Option Procedures. Lessee’s effective exercise and consummation of the Sale Option with respect to the Leased Property shall be subject to the due and timely fulfillment of each of the following provisions as to the Leased Property as of the dates set forth below.

(a) Lessee shall have given to Lessor and the Administrative Agent written notice of

Lessee’s exercise of the Sale Option in accordance with Section 19.1.

(b) Prior to the Expiration Date, Lessee shall furnish to Lessor, the Administrative Agent and the Participants and, if the Leased Property is to be sold on the Expiration Date, the independent purchaser hereunder a reasonably current Environmental Audit dated no earlier than forty-five (45) days prior to the Expiration Date and addressed to each such party. Such Environmental Audit shall be prepared by an environmental consultant selected by Lessee, with the reasonable consent of Lessor, and shall contain conclusions satisfactory to the Participants and such purchaser as to the environmental status of the Leased Property. If the Leased Property is sold during the Extended Remarketing Period pursuant to Section 20.3, such Environmental Audit shall be updated to a date not later than forty-five (45) days prior to the date of such sale and shall be subject to the reevaluation of Lessor and, if applicable, the independent purchaser, on the same basis as provided for in the previous sentence. If any such Environmental Audit indicates any Environmental Violation with respect to the Leased Property, Lessee shall take such investigative, remedial or other actions as shall be necessary to cure any such Environmental Violation to the extent required by Environmental Laws, and Lessee shall cause to be delivered prior to the Expiration Date for the Leased Property a Phase Two environmental assessment by the same environmental professional that prepared the Environmental Audit or another environmental consultant selected by Lessee, with the reasonable consent of Lessor, and a written statement by such environmental professional indicating that all such Environmental Violations have been remedied in compliance with Applicable Laws.

(c) (i) No Payment Default, Insolvency Event, Significant Environmental Event or Event of Loss shall have occurred and be continuing on or at any time following the date of Lessee’s notice of exercise of the Sale Option and (ii) prior to the exercise of the Sale Option, the Authority Lease shall have been, at Lessee’s sole cost and expense, terminated and Lessor shall be the leasehold owner of the Site (subject to the Ground Lease) and have title to the Improvements.

(d) Upon surrender of the Leased Property, (i) the Leased Property shall be in the condition required by Section 9.1, (ii) Lessee shall have completed or caused to be completed all Modifications commenced prior to the Expiration Date, and Lessee shall have caused to be completed prior to the Expiration Date the repair and rebuilding of the affected portions of the Leased Property suffering a Casualty or Condemnation, (iii) there shall be no deferred maintenance in respect of the Leased Property, and (iv) Lessee shall have remediated any Environmental Violation, and taken all other actions necessary to fully address any outstanding Environmental Claim with respect to the Leased Property, each in accordance with the terms of this Lease.

(e) Lessee shall, as nonexclusive agent for Lessor, use commercially reasonable efforts to obtain the highest cash purchase price for the Leased Property. Lessee will be responsible for hiring brokers and making the Leased Property available for inspection by prospective purchasers, and all marketing of the Leased Property shall be at Lessee’s expense. Lessee shall, upon reasonable notice during normal business hours (subject to Lessee’s customary security and safety measures) upon request, permit inspection of the Leased Property and any Leased Property Records by Lessor, the Administrative Agent, any Participant and any potential purchasers, and shall otherwise do all things reasonably necessary to sell and deliver possession of the Leased Property to any purchaser.

(f) Lessee shall use commercially reasonable efforts to procure bids from one or more bona fide prospective purchasers to purchase the Leased Property, which shall include Lessor and its Affiliates. No such purchaser shall be Guarantor, Lessee or any Subsidiary or Affiliate of Guarantor or Lessee.

(g) Lessee shall submit all bids to Lessor, the Administrative Agent and the Participants, and Lessor will have the right to review the same and to submit any one or more bids. All bids shall be on an all-cash basis unless Lessor and the Participants shall otherwise agree in their sole discretion. Lessee shall deliver to Lessor and the Required Participants not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest all-cash bid to purchase all, but not less than all, of the Leased Property (unless otherwise agreed to by Lessor and the Required Participants). If Lessor in the exercise of its reasonable judgment believes that the Gross Proceeds to be paid to Lessor pursuant to clause (l) below from a proposed bid which Lessee desires to accept is less than the Fair Market Value, then Lessee’s rights hereunder shall be further conditioned upon Lessor’s receipt of an appraisal demonstrating that such proposed bid is for an amount at least equal to the Fair Market Value of the Leased Property as established by such Appraisal. In such case then Lessor shall promptly following the receipt of such bid, engage an appraiser, reasonably satisfactory to Lessor and Lessee, at Lessee’s expense, to determine (by appraisal methods reasonably satisfactory to Lessor and the Required Participants) the Fair Market Value of the Leased Property as of the Expiration Date. A copy of such appraisal shall be delivered to Lessor and each of the Participants not later than five (5) Business Days prior to the Expiration Date. The appraiser will be instructed to assume that the Leased Property is in the condition required by and has been maintained in accordance with this Lease. Any such appraisal shall be at the sole cost and expense of Lessee. Notwithstanding anything contained in this clause (g) to the contrary, in the event Lessor received a bona fide all cash offer from a credit worthy offeror (which shall include Lessor and any Affiliate thereof) for an amount equal to the Lease Balance (after deduction of all sales costs, expenses and related taxes and the Sale Option Recourse Amount paid by Lessee to Lessor), Lessor must sell the Leased Property for such amount to the extent the conditions therefor are satisfied.

(h) In connection with any such sale of the Leased Property, Lessee will provide to the purchaser all customary “seller’s” indemnities (including, without limitation, an environmental indemnity to the extent the same is required by the purchaser), representations and warranties regarding title, absence of Liens (except Lessor Liens and Permitted Liens of the type described in clauses (a) (excluding Liens relating to the interest or rights of Lessee), (b), (c) or (g) of the definition of “Permitted Liens”) and the condition of such Leased Property (including, without limitation, compliance with all Environmental Laws). Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Laws in order to carry out and complete the transfer of the Leased Property. As to Lessor, any such sale shall be made on an “as is, where is, with all faults” basis without representation or warranty by Lessor, other than the absence of Lessor Liens. Any agreement as to such sale shall be in form and substance satisfactory to Lessor.

(i) Lessee shall pay or cause to be paid, directly, and not from the sale proceeds, any prorations, credits, costs, Impositions and expenses of or arising from the sale of the Leased Property, whether incurred by Lessor or Lessee, including the cost of all title insurance, surveys, environmental audits, appraisals, transfer taxes, Lessor’s reasonable attorneys’ fees, Lessee’s attorneys’ fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer and document taxes and Impositions.

(j) Whether or not a sale of the Leased Property is completed on the Expiration Date, Lessee shall pay, or cause to be paid, to Lessor on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to (i) the Sale Option Recourse Amount plus (ii) all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

(k) Lessee shall pay to Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Article XIII of the Participation Agreement.

(l) If a sale of the Leased Property is consummated on the Expiration Date, Lessee shall pay directly to Lessor the gross proceeds (the “Gross Proceeds”) of such sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions); provided, however, that if the sum of (x) the Gross Proceeds from such sale plus (y) the Sale Option Recourse Amount received by Lessor pursuant to clause (j) plus (z) amounts received by Lessor pursuant to Section 13.2 of the Participation Agreement exceeds the Lease Balance for the Leased Property as of such date, then the excess shall be paid to Lessee on such Expiration Date.

(m) Lessee shall, to the extent permitted by Applicable Laws, assign, and shall cooperate with all reasonable requests of Lessor or the purchaser for obtaining any and all licenses, permits, approvals and consents of any Governmental Authorities or other Persons that are or will be required to be obtained by Lessor or such purchaser in connection with its use, operation, control or maintenance of the Leased Property in compliance with Applicable Laws.

If one or more of the foregoing provisions of this Section 20.1 shall not be fulfilled as of the date set forth therein, then Lessor shall declare by written notice to Lessee the Sale Option to be null and void (whether or not it has been theretofore exercised by Lessee), in which event all of Lessee’s rights under this Section 20.1 shall immediately terminate and Lessee shall be obligated to purchase the Leased Property pursuant to Section 19.1(b) on the Expiration Date.

Except as expressly set forth herein, Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of the Leased Property or the other Collateral.

Section 20.2. Certain Obligations Continue. During the period following Lessee’s exercise of the Sale Option and until and including the Expiration Date, the obligation of Lessee to pay Rent with respect to the Leased Property (including the installment of Rent due on the Expiration Date) shall continue undiminished. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XX.

Section 20.3. Failure to Sell Leased Property. If Lessee shall exercise the Sale Option and shall fail to sell the Leased Property on the Expiration Date in accordance with and subject to the provisions of Section 20.1, then Lessee and Lessor hereby agree as follows:

(a) Lessee shall continue to use commercially reasonable efforts as non-exclusive agent for Lessor to sell the Leased Property on behalf of Lessor in accordance with this Article XX for the period (the “Extended Remarketing Period”) commencing on the Expiration Date and ending on the earlier of (i) the sale of the Leased Property in accordance with the provisions of this Article XX or such earlier date as Lessor has received payment in full of the Lease Balance and all accrued and unpaid Rent and (ii) the delivery of a written notice no earlier than six (6) months after the Expiration Date from Lessor to Lessee at any time terminating the Extended Remarketing Period, which notice shall indicate that such termination is being made pursuant to this Section 20.3(a)(ii) and the date such termination shall be effective. Without limiting the foregoing, all of the provisions of Section 20.1 (excluding subsection (j) thereof) shall be applicable to the Extended Remarketing Period and any sale during such period. Lessor’s appointment of Lessee as Lessor’s nonexclusive agent to use commercially reasonable efforts to obtain the highest all-cash price for the purchase of the Leased Property shall not restrict Lessor’s right to market or lease the Leased Property, to retain one or more sales agents or brokers at Lessee’s sole cost and expense, Lessor to submit or cause to be submitted bids for the Leased Property in the manner contemplated by Section 20.1.

(b) On the Expiration Date, Lessee shall return possession of the Leased Property to Lessor in the condition required by this Lease. Thereafter, except with respect to any obligations (including, but not limited to, Supplemental Rent) of Lessee pursuant to Article XIII of the Participation Agreement and for other obligations of Lessee under the Operative Documents, which, in each case, pursuant to their respective terms survive, Lessee shall have no further obligation to pay Rent under this Lease. Following the Expiration Date, Lessor shall be free to sell or lease the Leased Property to any party at such reasonable times and for such amounts as Lessor deems commercially reasonable and appropriate in order to maximize Lessor’s opportunity to recover the Lease Balance. Following the Expiration Date, Lessor shall have the right to enter into leases for the Leased Property at fair market rentals and otherwise on commercially reasonable terms, and the net operating cash flow therefrom shall be payable to Lessor in reduction of the Lease Balance. The proceeds of such sale or lease during the Extended Remarketing Period shall be applied in accordance with Section 5.3 of the Participation Agreement.

(c) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee’s breach of any provisions of this Lease (including this Article XX), occurring prior to or on the Expiration Date, including the right to sue Lessee for damages.

(d) Subject to the express provisions hereof, to the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives, and releases Lessor from, any right to require Lessor during or following the Extended Remarketing Period to sell the Leased Property in a timely manner or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the Leased Property on or prior to the Expiration Date and to cause any Person to submit a bid to Lessor pursuant to Section 20.1 shall constitute full and complete protection of Lessee’s interest hereunder.

Article XXI

Procedures Relating to Purchase or Sale Option

Section 21.1. Provisions Relating to Conveyance of the Leased Property Upon Purchase by Lessee, Sales or Certain Other Events. In connection with any termination of this Lease pursuant to the terms of Article XV, any purchase of all, but not less than all, of the Leased Property in accordance with Article XVIII or in connection with Lessee’s obligations under Section 16.2(e) or any other conveyance or purchase of the Leased Property made pursuant to the terms of this Lease, then, upon the date on which this Lease is to terminate with respect to the Leased Property and upon tender by Lessee of the amounts set forth in Article XV, Sections 16.2(e) or Article XVIII as applicable:

(i) Except in connection with the Sale Option, Lessor shall, at Lessee’s cost and expense, execute and deliver to Lessee (or to Lessee’s designee) at Lessee’s cost and expense (a) assignments to Lessee or its designee of Lessor’s interest in the Ground Sublease, the Authority Lease and the COG Ground Lease, (b) if requested by Lessee, a termination of the Lease and the NSR Ground Lease, (c) a bill of sale in respect of Lessor’s interest in the other Leased Property, all without representation and warranty except as to the absence of any Lessor Liens, and (d) if requested by Lessee, a cancellation or assignment of the Authority Deed to Secure Debt;

(ii) Except in connection with the Sale Option, the Leased Property shall be conveyed to Lessee (or to Lessee’s designee) “AS IS, WHERE IS” and in its then present physical condition together with an assignment, without warranty of any kind, of Lessor’s rights, if any, under or with respect to any warranties, guaranties, licenses, intellectual property rights or other agreements, rights or interests with respect to the Leased Property (collectively, the “Project Rights and Agreements”);

(iii) Except in connection with the Sale Option, Lessor shall cause all Lessor Liens to be released and execute and deliver to Lessee (or to Lessee’s designee) a statement of termination of this Lease and shall cause the Administrative Agent to execute and deliver releases of any Liens created by or pursuant to the Operative Documents attributable to the

Administrative Agent, and termination statements for any financing statements which are then of record naming the Administrative Agent as the secured party; and

(iv) If Lessee properly exercises the Sale Option, then Lessee shall, upon a sale thereunder, and at its own cost, transfer or cause to be transferred possession of the Leased Property to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Permitted Liens of the type described in clauses (a) (excluding Liens relating to the rights and interests of Lessee), (b), (c), (f) but only with respect to the ground floor retail leases, or (g) of the definition of “Permitted Liens”, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Laws and the provisions of this Lease, and Lessee shall execute and deliver to the purchaser at Lessee’s cost and expense a bill of sale and deed with respect to its interest in the Leased Property, in each case in recordable form and otherwise in conformity with local custom and Section 20.1(h), together with an assignment, without warranty of any kind, of Lessee’s right, title and interest, if any, under and with respect to Project Rights and Agreements; Lessee shall execute and deliver to the purchaser and the purchaser’s title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens), and such other affidavits and certificates reasonably requested by any title insurance company insuring title to the Leased Property, as well as a FIRPTA Affidavit, and an instrument in recordable form declaring this Lease to be terminated on the date of closing of the sale of the Leased Property and Lessor shall execute and deliver to purchaser an assignment of Lessor’s interest in the Ground Lease, Ground Sublease and Authority Lease in recordable form, without recourse, representation or warranty. Lessee shall, on and within a reasonable time before and up to two years after the Expiration Date, cooperate reasonably with Lessor and the purchaser of the Leased Property in order to facilitate the purchase and use by such purchaser of the Leased Property, which cooperation shall include the following, all of which Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance, use and ownership of the Leased Property and all know-how, data and technical information relating thereto, providing a current copy of the plans and specifications for the Facility, granting or assigning (to the extent assignable) all licenses necessary for the operation and maintenance of the Leased Property, and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of Lessee under this paragraph shall survive the expiration or termination of this Lease.

(v) As a condition to any such transfer of the Leased Property and Lessor’s rights, if any, under the Project Rights and Agreements and the Ground Lease, Ground Sublease and Authority Lease to Lessee or any third party transferee, and as a further condition to Lessee’s rights under Article XX, Lessee shall, and shall cause any such third party transferee to, provide any documentation, assurances and assumptions required under and otherwise comply with the terms and conditions of the Project Rights and Agreements and the Ground Lease, Ground Sublease and Authority Lease , and otherwise comply with the requirements under the Project Rights and Agreements and the Ground Lease, Ground Sublease and Authority Lease for any transfer of the Leased Property and Lessor’s rights under or with respect to any Project Rights and Agreements and the Ground Lease, Ground Sublease and Authority Lease.

(vi) In connection with the Sale Option, the reasonable costs, expenses and related taxes related to the sale of the Leased Property shall be payable through the proceeds of the sale of the Leased Property. Any such amounts in excess of what Lessor deems reasonable shall be paid by Lessee.

Article XXII

Acceptance of Surrender

Section 22.1. Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and, prior to the payment or performance of all obligations under the Rent Assignment Agreement and termination of the Commitments, the Rent Assignees, and no act by Lessor or the Rent Assignees, or any representative or agent of Lessor or the Rent Assignees, other than a written acceptance, shall constitute an acceptance of any such surrender.

Article XXIII

No Merger of Title

Section 23.1. No Merger of Title. There shall be no merger of this Lease, the Ground Lease, the NSR Ground Lease, the COG Ground Lease, the Ground Sublease, the Authority Lease or of the leasehold estate created hereby or thereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease, the Ground Lease, the NSR Ground Lease, the COG Ground Lease, the Ground Sublease, the Authority Lease or the leasehold estates created hereby or any interest in this Lease or such leasehold estate, (b) title to the Leased Property or (c) a beneficial interest in Lessor.

Article XXIV

Intent of The Parties

Section 24.1. Nature of Transaction. It is the intention of the parties that:

(a) the Overall Transaction constitutes a lease from Lessor to Lessee for purposes of Lessee’s financial reporting, including, without limitation, under Accounting Standards Codification (ASC) 842;

(b) for all other purposes, including federal and all state and local income and transfer taxes, bankruptcy, insolvency, conservatorships and receiverships (including the substantive law upon which bankruptcy, conservatorship and insolvency and receivership proceedings are based), real estate and commercial law and UCC purposes:

(i) the Overall Transaction constitutes a secured lending transaction by the Participants to Lessee and preserves beneficial ownership in the Leased Property in Lessee, Lessor holds only legal title to the Leased Property within the meaning of 11 U.S.C. Section 541(d), Lessee will be entitled to all tax benefits ordinarily available to owners of property similar to the Leased Property for tax purposes, the obligations of Lessee to pay Basic Rent shall be treated as payments of interest to the Participants, the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as payments of principal to the Participants and, in the event Lessee purchases the Leased Property pursuant to the terms hereof and pays in full the Lease Balance and all other amounts outstanding under the Operative Documents, legal title to the Leased Property shall automatically vest in Lessee; and

(ii) in order to secure the secured lending obligations of Lessee now existing or hereafter arising under this Lease or any of the other Operative Documents, this Lease, together with the other Security Instruments, grants security title to and creates a first priority security interest or a lien in the Site, the Leased Property and the other Collateral in favor of the Administrative Agent and for the benefit of the Participants to secure Lessee’s payment and performance of the Obligations.

Nevertheless, Lessee acknowledges and agrees that none of Lessor, the Administrative Agent, any Participant or the Arranger have made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents or any aspect of the Overall Transaction and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents and the Overall Transaction as it deems appropriate.

(c) Specifically, but without limiting the generality of subsection (b) of this Section 24.1 or Section 16.4, Lessor and Lessee further intend and agree that for the purpose of securing Lessee’s obligations for the repayment of the Obligations, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by Lessee to Lessor, for the benefit of the Participants, of a Lien on and security interest in all of Lessee’s present and future right, title and interest in and to the Site, the Leased Property and the other Collateral, including but not limited to Lessee’s leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Site, the Leased Property and the other Collateral unto Lessor, for the benefit of the Participants; (iii) the possession by Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Laws. Lessor and Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages, deeds to secure debt and deeds of trust as may be necessary to ensure that, if the Lease were deemed to grant security title to and create a security interest in the Site, the Leased Property and the other Collateral in accordance with this Section, such security title and security interest would be deemed to be a perfected security title and security interest in the Site, the Leased Property and the other Collateral with priority over all Liens, other than Permitted Liens, under Applicable Laws and will be maintained as such throughout the Term.

Section 24.2. Lessee Grant of Liens and Security Interests. (a) To secure the obligations of Lessee under the Operative Documents, including its obligations under this Lease in the original principal amount of FOUR HUNDRED NINETY-EIGHT MILLION SIX HUNDRED SEVENTY-FOUR THOUSAND EIGHT HUNDRED TWENTY-TWO DOLLARS AND SEVENTEEN CENTS ($498,674,822.17), Lessee hereby GRANTS, BARGAINS, SELLS, WARRANTS, CONVEYS, ALIENS, REMISES, RELEASES, ASSIGNS, SETS OVER AND CONFIRMS to Lessor, all of Lessee’s right, title, and interest in and to the following (collectively, the “Security Property”): (i) the Leased Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of -way, strips and gores of Site, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Site or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Leased Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee; (iii) all right, title and interest of Lessee in all fixtures, now, heretofore or hereafter acquired with any proceeds of the Obligations and now, heretofore or hereafter (A) arising out of or related to the ownership of the Leased Property, or (B) located in, on or about the Leased Property, or (C) used or intended to be used with or in connection with the use, operation or enjoyment of the Leased Property; (iv) all right, title and interest of Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Leased Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of the Leased Property or any portion thereof, whether the user enjoys the Leased Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the “Subject Leases”) and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that although this Lease contains (and it is hereby agreed that this Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Lessee shall collect and apply such rental payments and revenues as provided in this Lease and the other Operative Documents; (v) to the extent the same are transferrable, all right, title and interest of Lessee in, to and under all franchise agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting the Leased Property, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Leased Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the “Subject Contracts”); (vi) all of the right, power and authority of Lessee to alter, modify or change the terms, conditions and provisions of any Subject Lease or Subject Contract, to consent to any request made by a party pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of Lessee under any Subject Lease or Subject Contract, whether heretofore or hereafter existing, (vii) all present and future right, title and interest of Lessee in and to (1) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Site and the other Leased Property, and (2) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments, or governmental or quasi-governmental charges or levies imposed upon Lessee in respect of the Site and other Leased Property, (viii) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to the Leased Property, including any unearned premiums thereon, as further provided in this Lease; (ix) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Leased Property by reason of casualty, any exercise of the right of eminent domain or deed in lieu thereof, condemnation or otherwise as further provided in this Lease; (x) all right, title and interest of Lessee in all utility, escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to the Leased Property or the purchase, construction or operation thereof; (xi) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; (xii) all of right, title and interest of Lessee in and to the other Collateral; and (xiii) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Obligations herein described, a portion of the above described collateral being located upon the Site.

TO HAVE AND TO HOLD all with power of sale to Lessor and its successors and assigns IN FEE SIMPLE forever.

THIS CONVEYANCE is intended to operate and is to be construed as a deed passing title to the Leased Property to Lessor and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt and not as a mortgage and is given to secure the Obligations.

The final payment under the Operative Documents is due on or before April 1, 2031.

Without limiting the generality of the foregoing, Lessor and Lessee shall take such actions and execute, deliver, file and record such other documents and financing statements as may be necessary to ensure that, if this Lease was deemed to create a security interest in the Leased Property in accordance with this Section, such security interest would be deemed to be a perfected security interest (subject only to Permitted Liens) and will be maintained as such throughout the Term. Lessee hereby authorizes Lessor and the Administrative Agent to file any and all financing statements covering the Security Property or any part thereof that Lessor or the Required Participants may require. Certain of the personal property covered by this Lease is or will become fixtures on the real property which is a part of the Security Property, and this Lease (or a memorandum thereof) upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the UCC upon such of the property which are or may become fixtures. The mailing address of Lessee (as debtor) and the address of Lessor (as secured party) from which information may be obtained are set forth in the introductory paragraph of this Lease. Lessee has an interest of record in such real property.

(b) Power of Sale. Without limiting any other remedies set forth herein, in the event that a court of competent jurisdiction rules that this Lease constitutes a deed to secure debt or other secured financing with respect to the Leased Property as is the intent of the parties pursuant to Article XXIV hereof, then Lessor and Lessee agree that (i) Lessee hereby grants to Lessor and its successor and assigns a Lien against the Leased Property (including the estate therein) WITH POWER OF SALE to the extent permitted by law, and that, upon the occurrence and during the continuance of any Event of Default, Lessor may, and is hereby irrevocably empowered to, with or without entry, and to the extent permitted by applicable law, sell or cause the sale of the Leased Property or the other Collateral or any part or parts thereof at one or more public auctions as an entirety or in parcels as Lessor may elect free from any equity of redemption for cash, on credit, or for other property, for immediate or future delivery, and on such terms as Lessor shall deem advantageous and proper, such sale or sales to be made in such manner and upon such notice and advertisement as may be required by applicable law, or in the absence of any such requirements, as Lessor may deem appropriate, and to make conveyance to the purchase or purchasers. Lessor may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, sell the Security Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as Lessor may elect, each sale to be held at the location set forth in the notice of such proposed sale and Lessor shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title or no warranty of title to such purchaser or purchasers binding upon Lessee and its heirs, executors, administrators, and successors. Such sale must begin at the time stated in the notice referred to below in this Section or as otherwise permitted by Applicable Law. Lessee, for itself, its heirs and assigns, and for anyone who may claim by, through or under Lessee, hereby expressly and specifically waives all rights to a marshaling of the assets of Lessee, including the Security Property, or to a sale in inverse order of alienation. Lessor may bid and become the purchaser of all or any part of the Leased Property at any such sale, and the amount of Lessor’s successful bid may be credited against the Obligations.

Lessor shall promptly comply with all notice and other requirements of the laws of Georgia then in force with respect to such sales, and shall give public notice of the time and place of such sale by advertisement once a week for the four (4) week period immediately preceding the sale in a newspaper in which sheriff sales are advertised in the county in which the Site is located. To the extent permitted by applicable law, no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to Lessee (or anyone who may claim by, through or under Lessee) or any other persons and any other notice (including, without limitation, any notice of acceleration of, or intent to accelerate, the unpaid balance of any Obligation) is expressly waived.

The provisions of this Section with respect to posting, serving, filing, and giving notices of sale are intended to comply with all Applicable Laws. In the event the requirement for any notice, or the posting, serving, filing, or giving thereof, under any Applicable Law shall be eliminated or the prescribed manner of posting, serving, filing, or giving same is modified by future amendment to such Applicable Law, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing, or giving any notice hereunder modified in, this Deed to Secure Debt in conformity with such amendment. The manner herein prescribed for posting, serving, filing, or giving any notice, other than that to be posted and filed or caused to be posted or filed by Lessor, shall not be deemed exclusive but such notice or notices may be posted, served, filed, or given in any other manner which may be permitted by applicable law. Further, in relation to this Deed to Secure Debt and the exercise of any power of sale by Lessor hereunder, if any Applicable Law shall be amended or modified to require any other notice or the posting, filing, serving, or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving, or giving thereof, Lessor or the person selected by him is hereby authorized and empowered by Lessee to give such notice or make such posting, filing, serving, or giving thereof; provided, however, Lessee waives such other notice or the posting, filing, serving, or giving thereof to the full extent Lessee may lawfully so do. Any provisions of this paragraph, or any amendments to or modifications to any Applicable Law to the contrary notwithstanding, the time periods provided for in the immediately preceding paragraph in respect of which the notices provided for in said paragraph are to be given shall not be shortened or eliminated as a result of any such amendment or modification.

In addition to any other remedies granted in this Deed to Secure Debt to Lessor (including specifically, but not limited to, the right to proceed against all the Security Property in accordance with the rights and remedies in respect to those portions of the Collateral which are real property pursuant to Section 9-604 of the UCC), upon the occurrence of an Event of Default Lessor may (i) proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Leased Property, or against Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained in this Lease or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Leased Property, or for the enforcement of any other appropriate legal or equitable remedy and (ii) proceed under the UCC as to all or any part of the personal property (tangible or intangible) and fixtures included with the Security Property (such portion of the Security Property being referred to herein as the “Personalty”) and shall have and may exercise with respect to the Personalty all the rights, remedies, and powers of a secured party under the UCC, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Personalty and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney’s fees and legal expenses thereby incurred by Lessor, and toward payment of the Obligations hereby secured in such order or manner as provided herein.

Section 24.3. State Specific Provisions. To the extent of any conflict between the terms and provisions of this Section 24.3 and the terms and provisions otherwise contained herein, the terms and provisions of this Section 24.3, to the extent of any such conflict, shall govern and control the rights and obligations of the parties. The following provisions are hereby fully incorporated into this Deed to Secure Debt:

(a) This Deed to Secure Debt is given to secure, among other things, and shall secure not only presently existing indebtedness under the Participation Agreement and this Lease but also future advances, which may be advanced and repaid and readvanced at any time and from time to time in accordance with the terms of the Participation Agreement and the other Operative Documents, whether such advances are obligatory or to be made at the option of Lessor, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Deed to Secure Debt, although there may be no advance made at the time of execution of this Deed to Secure Debt and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The security title and security interests granted by this Deed to Secure Debt shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the office of the clerk of the superior court of the county in which the Site is located. The total amount of indebtedness hereby secured may increase or decrease from time to time, if the outstanding aggregate principal balance of the Lease Balance is ever reduced to a zero ($0.00) balance, the lien and security title of this Deed to Secure Debt shall not be released or extinguished by operation of law or implied intent of the parties. This Deed to Secure Debt shall remain in full force and effect as to any further advances under the Participation Agreement and the other Operative Documents made after any such zero balance until the indebtedness secured by this Deed to Secure Debt is paid in full and satisfied, all agreements of Lessor to make further advances have been terminated and this Deed to Secure Debt has been cancelled of record. This Deed to Secure Debt shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Leased Property, to the extent of the maximum amount secured hereby.

(b) Without limiting the foregoing, Lessee and Lessor agree that the use of the terms “Lessee,” “Lessor,” and uses of derivations of the term “mortgage” are solely for convenience of references and do not, and are not intended to, modify the stated intent of the parties that this instrument is a deed passing title made under the laws of Georgia relating to deeds to secure debt, and is not a mortgage.

(c) Notwithstanding anything contained herein to the contrary, (i) “reasonable attorneys’ fees” are not, and shall not be, statutory attorneys’ fees under the Official Code of Georgia (“O.C.G.A.”), (ii) if, under any circumstances Lessee is required hereunder to pay any or all of Lessor’s attorneys’ fees and expenses, Lessee shall be responsible only for actual legal fees and out-of-pocket expenses actually incurred by Lessor at customary hourly rates for the work done, and (iii) Lessee shall not be liable under any circumstances for additional attorneys’ fees or expenses under O.C.G.A. Section 13-1-11.

Article XXV

Miscellaneos

Section 25.1. Survival; Severability; Etc. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Articles XIV, XV, XVIII, XIX or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

Section 25.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing, in recordable form, signed by Lessor and Lessee.

Section 25.3. No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

Section 25.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 15.3 of the Participation Agreement.

Section 25.5. Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 25.6. Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 25.7. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 25.8. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW), SHALL GOVERN THE TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, EXCEPT THAT THE AND THE CREATION, perfection, effect of perfection, priority and enforcement of security title, security interests and liens in the leased property shall be governed by the laws of the State of Georgia and, to the extent applicable, the Uniform Commercial Code of such State (including the choice of law rules under such Uniform Commercial Code).

Section 25.9. Original Lease. The single executed original of this Lease marked “THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART” on the signature page thereof and containing the receipt thereof of the Administrative Agent, on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the “Original Executed Counterpart”). To the extent that this Lease constitutes chattel paper, as such term is defined in the UCC, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

Section 25.10. Limitations on Recourse. The parties hereto agree that, except as specifically set forth in the Lease or in any other Operative Document, Lessor shall have no personal liability whatsoever to Lessee, the Rent Assignees, the Administrative Agent or any of their respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the Overall Transaction; provided, however, that Lessor shall be liable (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for any Tax based on, with respect to or measured by any income, fees, commission, compensation or other amounts received by it as compensation for services (including for acting as Lessor) or otherwise under, or as contemplated by, the Operative Documents, (c) Lessor Liens on the Leased Property, (d) for its representations and warranties made in the Participation Agreement, any other Operative Documents or in any certificate or documents delivered pursuant thereto, (e) for its failure to perform any of its covenants and agreements set forth in the Participation Agreement or any other Operative Document, and (f) as otherwise expressly provided in the Operative Documents; provided in no event shall Lessor’s liability exceed the amount funded by Lessor under the Lessor Commitment.

Section 25.11. Transfer of Leased Property. (a) Except as otherwise provided herein, whenever pursuant to any provision of this Lease Lessor is required to transfer the Leased Property to Lessee or to an independent third party, such transfer shall be made at Lessee’s expense in accordance with this Lease, and without covenants or warranties of title, except for matters arising by, through or under Lessor, of all of Lessor’s interest in and to the Leased Property on an “as is, where is, with all faults” basis free and clear of all Lessor Liens and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Leased Property or any of the Operative Documents. In connection with any transfer to an independent third party, Lessee shall execute and deliver such customary and reasonable documents, certificates and estoppels as may be required to facilitate the transfer of the Leased Property. Any provision in this Lease or any other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor and the Participants have received all Rent and other amounts due and owing hereunder and under the other Operative Documents including any Break Costs. At or subsequent to the transfer or return of the Leased Property, Lessee will provide Lessor with such lien and title searches as Lessor may reasonably request to demonstrate to Lessor’s satisfaction that the Leased Property is subject to no Liens for which Lessor would be liable under any warranties of title.

(b) Lessee may assign to another Person its right, upon a purchase by Lessee, to take title to the Leased Property pursuant to Section 20.1; provided, that (i) Lessee shall exercise any option, (ii) such assignee shall be bound by the provisions of Section 20.1, (iii) Lessee shall have represented by an instrument in writing and delivered to Lessor that all necessary Governmental Actions with respect to such transfer, including the purchase of the Leased Property by any other Person as contemplated herein, have been obtained or made, as applicable, and (iv) no such assignment shall release Lessee from its obligations under the Operative Documents, and Lessee shall remain personally liable to Lessor for the payment of all amounts due under any such Section and this Section 25.11.

Section 25.12. Memorandum of Lease; Leasehold Deed to Secure Debt. On the Document Closing Date, Lessee and Lessor agree to execute (i) the First Modification to Memorandum of Lease attached as Exhibit B hereto and (ii) the First Modification to Leasehold Deed to Secure Debt attached as Exhibit C hereto, and Lessee agrees to cause such executed First Modification to Memorandum of Lease and First Modification to Leasehold Deed to Secure Debt to be recorded in the office of the Deed of Records of the Clerk of the Superior Court of Fulton County, Georgia.

Section 25.13. Further Assurances. Lessee and Lessor acknowledge and agree that the provisions of Section 15.11 of the Participation Agreement are incorporated by reference herein.

Section 25.14. Acknowledgement. By execution of this Deed to Secure Debt, Lessee expressly: (A) acknowledges the Power of Attorney given herein to Lessor to sell the Security Property by nonjudicial foreclosure upon default by Lessee without any judicial hearing and without any notice other than such notice (if any) as is specifically required to be given under the provisions of this Deed to Secure Debt;(B) waive any and all rights which Lessee may have under the Constitution of the United States (including, without limitation, the Fifth and Fourteenth Amendments thereof), the various provisions of the constitutions for the several States, or by reason of any other applicable law, (i) to notice and to judicial hearing prior to the exercise by Lessor, except such notice (if any) as is specifically required to be provided in this Deed to Secure Debt and (ii) concerning the application, rights or benefits or any statute of limitation or any moratorium, reinstatement, marshalling, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws; (C) acknowledge that Lessee has read this Deed to Secure Debt and any and all questions regarding the legal effect of this Deed to Secure Debt and its provisions have been explained fully to Lessee and Lessee consulted with counsel of Lessee’s choice prior to executing this Deed to Secure Debt; and (D) acknowledge that all waivers of the aforesaid rights of Lessee have been made knowingly, intentionally and willingly by Lessee as part of a bargained for loan transaction and that this Deed to Secure Debt is valid and enforceable by Lessor against Lessee in accordance with all the terms and conditions hereof.

Section 25.15. Estate for Years. The interest of Lessee under this Lease shall be an estate for years and not a usufruct.

Section 25.16. Effect of Restatement. Effective as of the Document Closing Date, the Original Lease is hereby amended, restated and superseded in its entirety as set forth in this Lease. The parties hereto acknowledge and agree, however, that (a) this Lease and the other Operative Documents do not constitute a novation or termination of the Obligations under and as defined in the Original Lease or under the other Original Operative Documents as in effect immediately prior to the Document Closing Date, (b) such Obligations are in all respects continuing with only the terms being amended and restated as provided in this Lease and the other Operative Documents,(c) the Guaranty, as amended and restated as of the Document Closing Date, is in all respects continuing and remains in full force and effect with respect to all Liabilities (as defined therein),(d) except as provided for or contemplated by the Operative Documents, the liens and security interests granted by Lessee in favor of Lessor pursuant to this Lease and the other Operative Documents securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations, (e) nothing contained in any Operative Document shall terminate, nullify or otherwise modify the terms or scope of any consent granted to Lessee prior to the Document Closing Date in connection with the Original Lease pursuant to any consent agreement or similar agreement entered into by Lessee, the Administrative Agent, and the requisite Participants party thereto, and (f) except to the extent the context requires otherwise, all references in the other Operative Documents to the “Lease” or other reference originally applicable to the Original Lease shall be deemed to refer, without further amendment, to this Lease, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

[Signature Page to Follow]

[End of Page]

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

Signed, Sealed And Delivered In	NORFOLK SOUTHERN RAILWAY COMPANY,
The Presence Of:	as Lessee

/s/ Jeremy Ballard	/s/ Jason Zampi
Unofficial Witness	Name:	Jason Zampi
	Title:	Executive Vice President & Chief
Financial Officer
/s/ Shannon Eppers
Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:	April 19, 2026

[Signature Page to Amended and Restated Lease Agreement – Norfolk Southern]

Signed, Sealed And Delivered In	BA LEASING BSC, LLC,
The Presence Of:	as Lessor

/s/ Mathew Huxel	/s/ Jinyan Zhao
Unofficial Witness	Name:	Jinyan Zhao
	Title:	Vice President

/s/ Justin Rodrigues
Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:	12/10/2028

[Signature Page to Amended and Restated Lease Agreement – Norfolk Southern]

Description of Leased Property

All that tract or parcel of land lying and being in Land Lot 80, 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a PK nail found at the intersection of the Southerly Right-of-Way Line of 3rd Street, (having an apparent 50-foot-wide right-of-way), and the Westerly Right-of-Way Line of West Peachtree Street (having an apparent 80-foot-wide right-of-way); thence, leaving said POINT OF BEGINNING and running with the said line of West Peachtree Street

1.
South 00° 46’ 36” West, 273.00 feet to a ½ Inch rebar found; thence,
2.
South 00° 44’ 25” West, 111.29 feet; thence,
3.
South 00° 43’ 20” West, 56.02 feet; thence.
4.
South 01° 19’ 20” West, 65.00 feet to a point on the Northerly Right-of-Way Line of Ponce De Leon Avenue, NW (having an apparent 50’ Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of West Peachtree Street and running with said Right-of-Way Line of Ponce De Leon Avenue, NW
5.
North 84° 39’ 29” West, 195.46 feet; thence,
6.
North 85° 03’ 59” West, 189.95 feet to a point on the Easterly Right-of-Way Line of Spring Street (having an apparent variable width Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of Ponce De Leon Avenue and running with the said Right-of-Way Line of Spring Street
7.
North 00° 09’ 48” East, 249.41 feet; thence, leaving the aforesaid Right-of-Way Line of Spring Street
8.
South 88° 35’ 22” East, 187.46 feet; thence,
9.
North 00° 46’ 36” East, 230.86 feet; thence,
10.
South 88° 35’ 22” East, 5.05 feet; thence,
11.
South 89° 00’ 10” East, 10.07 feet to a ½-Inch rebar found; thence,
12.
South 88° 31’ 21” East, 59.95 feet to a ½ Inch open top pipe found; thence,
13.
South 88° 35’ 18” East, 124.94 feet to the POINT OF BEGINNING, containing 147,158 square feet or 3.3783 acres of land, more or less.

The above property has street addresses (and parcel IDs) of:

•
650 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100135 – 652 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100127 – 660 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100119 – 662 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100333 – 680 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100085 – 686 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100358 – 696 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100143 – 655 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100150 – 0 Spring Street, NW, Atlanta GA 30308
•
14008000100168 – 0 Spring Street, NW, Atlanta GA 30308

Exhibit A

(to Lease)

•
14008000100176 – 671 Spring Street, NW, Atlanta GA 30308
•
14008000100184 – 677 Spring Street, NW, Atlanta GA 30308
•
14008000100192 – 683 Spring Street, NW, Atlanta GA 30308
•
14008000100036 – 0 Third Street, NW, Atlanta GA 30308
•
14008000100044 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100028 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100218 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100200 – 0 Third Street, NW, Atlanta GA 30308

Exhibit B

To Lease

Form of First Modification to Memorandum of Lease

Exhibit B

(to Lease)

SPACE ABOVE THIS LINE FOR RECORDER’S USE

Prepared by and Upon	Tax Parcel ID: 1400800010432;
Recording Return to:	1400800010440; 1400800010465

Chapman and Cutler LLP
595 Market Street, Suite 1100
San Francisco, CA 94105 Attn: Dan Swanson

Note to Clerk: Cross Reference to Deed Book 59767, Page 219, Real Estate Records of Fulton County, GA

State of Georgia

County of Fulton

First Modification to

Memorandum of Lease

dated as of April 1, 2026

by and between

Norfolk Southern Railway Company,

(the “Lessee”),

and

BA LEASING BSC, LLC

(the “Lessor”)

First Modification to

Memorandum of Lease

THIS FIRST MODIFICATION TO MEMORANDUM OF LEESE, dated as of April 1, 2026 (this “Modification”), is by and between BA LEASING BSC, LLC, a Delaware limited liability company, having its principal office at 3400 Pawtucket Ave., Mailcode: RI1-530-01-19, Riverside, RI 02915-5298, Attention: Helen Zhao, Vice President and Denise Simpson, Vice President, as Lessor (“Lessor”), and NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, having its principal office at c/o Norfolk Southern Corporation, 650 West Peachtree Street Northwest, Atlanta, GA 30308, Attention: General Counsel and Corporate Secretary, as Lessee (“Lessee”).

WHEREAS, Lessee and Lessor are party to that certain Memorandum of Lease, dated as of March 1, 2019 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Memorandum of Lease”), recorded with the Clerk of Superior Court of Fulton County, Georgia on March 5, 2019 in Deed Book 59767, Page 219;

WHEREAS, Lessee and Lessor are entering into, among other things, that certain (i) Amended and Restated Participation Agreement, dated as of April 1, 2026 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Participation Agreement”) by and among Lessee, Lessor, BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent, and the Persons named on Schedule II thereto as Rent Assignees, and (ii) Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement, dated as of April 1, 2026 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Lease”) by and among Lessee and Lessor; and

WHEREAS, Lessee and Lessor now desire to modify the Memorandum of Lease in the respects, but only in the respects, hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement or such other Operative Document. All of the Recitals to this Modification, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Modification shall be an Operative Document.

Section 2. Modifications to the Memorandum of Lease. From and after the date of this Modification, each of Lessee and Lessor hereby agree to modify certain provisions of the Memorandum of Leese as follows:

(a) All references to the “Participation Agreement” shall be and are hereby amended to refer to the Amended and Restated Participation Agreement, dated as of April 1, 2026 by and among Lessee, Lessor, BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent, and the Persons named on Schedule II thereto as Rent Assignees, as amended, amended and restated, modified and/or otherwise supplemented from time to time.

(b) All references to the “Lease” shall be and are hereby amended to refer to the Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement, dated as of April 1, 2026 by and among Lessee and Lessor, as amended, amended and restated, modified and/or otherwise supplemented from time to time.

Section 3. Ratification. Lessee and Lessor hereby ratify, approve and confirm all of the remaining terms, conditions and provisions of the Memorandum of Lease and all of the rights, duties, obligations and agreements created thereby or set forth therein.

Section 4. Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Modification.

Section 5. Miscellaneous.

(a) This Modification may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of a facsimile or email copy of an executed counterpart of a signature page of this Modification shall be effective as delivery of a manually executed counterpart of this Modification.

(b) This Modification shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

(c) Section headings in this Modification are included for convenience of reference only and are not part of this Modification for any other purpose.

(d) Except as expressly set forth in this Modification, nothing herein shall be deemed to entitle Lessee to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Operative Documents in similar or different circumstances. All of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(e) The parties hereto agree that this Modification shall be recorded in the Real Property Records of Fulton County, Georgia.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused this Modification to be duly executed and delivered as of the date first above written.

Signed, Sealed And Delivered In	NORFOLK SOUTHERN RAILWAY COMPANY,
The Presence Of:	as Lessee

By:
Unofficial Witness	Name:
Title:

Notary Public

[NOTARIAL SEAL]
Commission Expiration Date:

[Signature Page to First Modification to Memorandum of Lease (Norfolk Southern 2026)

Signed, Sealed And Delivered In	BA LEASING BSC, LLC,
The Presence Of:	as Lessor

By:
Unofficial Witness	Name:
Title:

Notary Public

[NOTARIAL SEAL]
Commission Expiration Date:

[Signature Page to First Modification to Memorandum of Lease (Norfolk Southern 2026)]

Exhibit A

Legal Description

All that tract or parcel of land lying and being in Land Lot 80, 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a PK nail found at the intersection of the Southerly Right-of-Way Line of 3rd Street, (having an apparent 50-foot-wide right-of-way), and the Westerly Right-of-Way Line of West Peachtree Street (having an apparent 80-foot-wide right-of-way); thence, leaving said POINT OF BEGINNING and running with the said line of West Peachtree Street

1.
South 00° 46’ 36” West, 273.00 feet to a ½ Inch rebar found; thence,
2.
South 00° 44’ 25” West, 111.29 feet; thence,
3.
South 00° 43’ 20” West, 56.02 feet; thence.
4.
South 01° 19’ 20” West, 65.00 feet to a point on the Northerly Right-of-Way Line of Ponce De Leon Avenue, NW (having an apparent 50’ Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of West Peachtree Street and running with said Right-of-Way Line of Ponce De Leon Avenue, NW
5.
North 84° 39’ 29” West, 195.46 feet; thence,
6.
North 85° 03’ 59” West, 189.95 feet to a point on the Easterly Right-of-Way Line of Spring Street (having an apparent variable width Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of Ponce De Leon Avenue and running with the said Right-of-Way Line of Spring Street
7.
North 00° 09’ 48” East, 249.41 feet; thence, leaving the aforesaid Right-of-Way Line of Spring Street
8.
South 88° 35’ 22” East, 187.46 feet; thence,
9.
North 00° 46’ 36” East, 230.86 feet; thence,
10.
South 88° 35’ 22” East, 5.05 feet; thence,
11.
South 89° 00’ 10” East, 10.07 feet to a ½-Inch rebar found; thence,
12.
South 88° 31’ 21” East, 59.95 feet to a ½ Inch open top pipe found; thence,
13.
South 88° 35’ 18” East, 124.94 feet to the POINT OF BEGINNING, containing 147,158 square feet or 3.3783 acres of land, more or less.

The above property has street addresses (and parcel IDs) of:

•
650 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100135 – 652 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100127 – 660 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100119 – 662 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100333 – 680 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100085 – 686 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100358 – 696 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100143 – 655 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100150 – 0 Spring Street, NW, Atlanta GA 30308
•
14008000100168 – 0 Spring Street, NW, Atlanta GA 30308

•
14008000100176 – 671 Spring Street, NW, Atlanta GA 30308
•
14008000100184 – 677 Spring Street, NW, Atlanta GA 30308
•
14008000100192 – 683 Spring Street, NW, Atlanta GA 30308
•
14008000100036 – 0 Third Street, NW, Atlanta GA 30308
•
14008000100044 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100028 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100218 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100200 – 0 Third Street, NW, Atlanta GA 30308

Exhibit C
To Lease

Form of First Modification to Leasehold Deed to Secure Debt

Exhibit C

(to Lease)

SPACE ABOVE THIS LINE FOR RECORDER’S USE

CLERK’S COVER SHEET / HB 974 DISCLOSURES

This Instrument Prepared by and Return to:

Chapman and Cutler LLP 595 Market Street, Suite 1100	Tax Parcel ID: 1400800010432; 1400800010440;
1400800010465
San Francisco, CA 94105
Attn: Dan Swanson	Note to Clerk: Cross Reference to Deed
Book 59767, Page 207, Real Estate Records of
State of Georgia	Fulton County, GA
County of Fulton

First Modification to

Leasehold Deed to Secure Debt and Security Agreement

1.
Date of Document: April 1, 2026
2.
Signatory to the Document: Norfolk Southern Railway Company, a Virginia corporation (“Grantor”)
3.
Mailing Address of Grantee: 3400 Pawtucket Ave., Mailcode: RI1-530-01-19, Riverside, RI 02915-5298
4.
Map and Parcel ID Numbers: 1400800010432; 1400800010440; 1400800010465
5.
Initial Maturity Date April 1, 2031
6.
Original Loan Amount: $550,000,000
7.
Intangible Recording Tax: N/A

NOTE TO TAX COMMISSIONER AND CLERK OF SUPERIOR COURT: THIS INSTRUMENT SECURES EXISTING OBLIGATIONS IN THE PRINCIPAL AMOUNT WHERE THE INTANGIBLE RECORDING TAX WAS PAID IN THE MAXIMUM AMOUNT DUE. PURSUANT TO O.C.G.A. § 48-6-65(A) AND RULES OF GEORGIA DEPARTMENT OF REVENUE SECTION 560-11-8-.04, INTANGIBLE RECORDING TAX IS NOT REQUIRED TO BE PAID.

NOTE: THIS COVER SHEET DOES NOT MODIFY THE TERMS OF THE ATTACHED INSTRUMENT

Prepared by and Upon

Recording Return to:

Chapman and Cutler LLP

595 Market Street, Suite 1100

San Francisco, CA 94105

Attn: Dan Swanson

State of Georgia

County of Fulton

First Modification to

Leasehold Deed to Secure Debt and Security Agreement

dated as of April 1, 2026

by and between

Norfolk Southern Railway Company,

as Grantor, Debtor and Lessee, and

BA LEASING BSC, LLC

Grantee, Secured Party and Lessor

NOTE TO TAX COMMISSIONER AND CLERK OF SUPERIOR COURT: THIS INSTRUMENT SECURES EXISTING OBLIGATIONS IN THE PRINCIPAL AMOUNT WHERE THE INTANGIBLE RECORDING TAX WAS PAID IN THE MAXIMUM AMOUNT DUE.

PURSUANT TO O.C.G.A. § 48-6-65(A) AND RULES OF GEORGIA DEPARTMENT OF REVENUE SECTION 560-11-8-.04, INTANGIBLE RECORDING TAX IS NOT REQUIRED TO BE PAID.

THIS INSTRUMENT SECURES FUTURE ADVANCES, THE PRIORITY OF WHICH DATE TO THE RECORDING DATE HEREOF. THIS INSTRUMENT PROVIDES FOR VARIABLE RATES OF INTEREST.

THIS INSTRUMENT IS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 11-9-502 OF THE OFFICIAL CODE OF GEORGIA.

First Modification to

Leasehold Deed to Secure Debt and Security Agreement

This First Modification to Leasehold Deed to Secure Debt and Security

AGREEMENT, dated as of April 1, 2026 (this “Modification”), is by and between BA LEASING BSC, LLC, a Delaware limited liability company, having its principal office at 3400 Pawtucket Ave., Mailcode: RI1-530-01-19, Riverside, RI 02915-5298, Attention: Helen Zhao, Vice President and Denise Simpson, Vice President, as Lessor and Secured Party (“Lessor”), and NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, having its principal office at c/o Norfolk Southern Corporation, 650 West Peachtree Street Northwest, Atlanta, GA 30308, Attention: General Counsel and Corporate Secretary, as Lessee and Grantor (“Lessee”).

WHEREAS, Lessee and Lessor are party to that certain Leasehold Deed to Secure Debt and Security Agreement, dated as of March 1, 2019 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Deed to Secure Debt”), recorded with the Clerk of Superior Court of Fulton County, Georgia on March 5, 2019 as document number 2019-0127538 in Deed Book 59767, Page 207, Real Estate Records of Fulton County, GA;

WHEREAS, Lessee and Lessor are entering into, among other things, that certain (i) Amended and Restated Participation Agreement, dated as of April 1, 2026 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Participation Agreement”) by and among Lessee, Lessor, BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent, and the Persons named on Schedule II thereto as Rent Assignees, and (ii) Amended and Restated Lease, Leasehold Deed to Secure Debt and Security Agreement, dated as of April 1, 2026 (as amended, amended and restated, modified and/or otherwise supplemented from time to time, the “Lease”) by and among Lessee and Lessor; and

WHEREAS, Lessee and Lessor now desire to modify the Deed to Secure Debt in the respects, but only in the respects, hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement or such other Operative Document. All of the Recitals to this Modification, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Modification shall be an Operative Document.

Section 2. Modifications to the Deed to Secure Debt. From and after the date of this Modification, each of Lessee and Lessor hereby agree to modify certain provisions of the Deed to Secure Debt as follows:

(a) Section 1.1 of the Deed to Secure Debt is hereby deleted and the following section is substituted therefor:

Section 1.1. Definitions; Interpretation. For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Amended and Restated Participation Agreement dated as of April 1, 2026, among NORFOLK SOUTHERN RAILWAY COMPANY, as Lessee and Construction Agent, BA LEASING BSC, LLC, as Lessor, BANK OF AMERICA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrative Agent and THE FINANCIAL INSTITUTIONS NAMED ON SCHEDULE I THERETO, as Rent Assignees (as

amended, supplemented or otherwise modified from time to time pursuant thereto, the “Participation Agreement”); and the rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply to this Deed to Secure Debt.

(b) Section 2.3 of the Deed to Secure Debt is hereby deleted and the following section is substituted therefor:

Section 2.3. Maturity Date. The final payment under the Operative Documents is due on or before April 1, 2031.

(c) The reference to “NOVEMBER 21, 2026” (in the “Notice to Tax Commissioner and Clerk of Superior Court”) shall be and is hereby amended to refer to “APRIL 1, 2031”.

Section 3. Ratification. Lessee and Lessor hereby ratify, approve and confirm all of the remaining terms, conditions and provisions of the Deed to Secure Debt and all of the rights, duties, obligations and agreements created thereby or set forth therein, and Lessee does hereby ratify and restate the grant and conveyance of the Leased Property to the Lessor; in furtherance of the foregoing, Lessee hereby GRANTS, BARGAINS, SELLS, WARRANTS, CONVEYS, ALIENS, REMISES,

RELEASES, ASSIGNS, SETS OVER AND CONFIRMS to Lessor and its successors and assigns all of Lessee’s right, title, and interest in and to all of Lessee’s right, title and interest in the Leased Property and the other Collateral, to secure all repayment Obligations under the Operative Documents and the other Obligations, as more particularly set forth in the Deed to Secure Debt, including indebtedness in the aggregate amount of $550,000,000. Lessee and Lessor hereby covenant and agree that, except as expressly set forth herein, this Modification is not intended to and does not amend, modify or in any way affect any of said terms, conditions and provisions of the Deed to Secure Debt, or any of said rights, duties, obligations, and agreements created thereby or set forth therein, and that all of the same shall remain and continue in full force and effect in accordance with the terms thereof.

2

Section 4. Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Modification.

Section 5. Miscellaneous.

(a) THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

(b) This Modification may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of a facsimile or email copy of an executed counterpart of a signature page of this Modification shall be effective as delivery of a manually executed counterpart of this Modification.

(c) Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement are hereby incorporated herein as if set forth herein.

(d) This Modification shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

(e) Section headings in this Modification are included for convenience of reference only and are not part of this Modification for any other purpose.

(f) Except as expressly set forth in this Modification, nothing herein shall be deemed to entitle Lessee to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Operative Documents in similar or different circumstances. All of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(g) The parties hereto agree that this Modification shall be recorded with the Clerk of Superior Court of Fulton County, Georgia.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties have caused this Modification be duly executed and delivered as of the date first above written.

Signed, Sealed And Delivered In	NORFOLK SOUTHERN RAILWAY COMPANY,
The Presence Of:	as Grantor, Debtor and Lessee

Unofficial Witness	Name:
Title:

Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:______________

[Signature Page to First Modification to Leasehold Deed to Secure Debt and Security Agreement (Norfolk Southern 2026)]

Signed, Sealed And Delivered In	BA LEASING BSC, LLC,
The Presence Of:	as Grantee, Secured Party and Lessor

Unofficial Witness	Name:
Title:

Notary Public

[NOTARIAL SEAL]

Commission Expiration Date:______________

[Signature Page to First Modification to Leasehold Deed to Secure Debt and Security Agreement (Norfolk Southern 2026)]

Exhibit A

Description of Leased Property

All that tract or parcel of land lying and being in Land Lot 80, 14th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a PK nail found at the intersection of the Southerly Right-of-Way Line of 3rd Street, (having an apparent 50-foot-wide right-of-way), and the Westerly Right-of-Way Line of West Peachtree Street (having an apparent 80-foot-wide right-of-way); thence, leaving said POINT OF BEGINNING and running with the said line of West Peachtree Street

1.
South 00° 46’ 36” West, 273.00 feet to a ½ Inch rebar found; thence,
2.
South 00° 44’ 25” West, 111.29 feet; thence,
3.
South 00° 43’ 20” West, 56.02 feet; thence.
4.
South 01° 19’ 20” West, 65.00 feet to a point on the Northerly Right-of-Way Line of Ponce De Leon Avenue, NW (having an apparent 50’ Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of West Peachtree Street and running with said Right-of-Way Line of Ponce De Leon Avenue, NW
5.
North 84° 39’ 29” West, 195.46 feet; thence,
6.
North 85° 03’ 59” West, 189.95 feet to a point on the Easterly Right-of-Way Line of Spring Street (having an apparent variable width Right-of-Way); thence, leaving the aforesaid Right-of-Way Line of Ponce De Leon Avenue and running with the said Right-of-Way Line of Spring Street
7.
North 00° 09’ 48” East, 249.41 feet; thence, leaving the aforesaid Right-of-Way Line of Spring Street
8.
South 88° 35’ 22” East, 187.46 feet; thence,
9.
North 00° 46’ 36” East, 230.86 feet; thence,
10.
South 88° 35’ 22” East, 5.05 feet; thence,
11.
South 89° 00’ 10” East, 10.07 feet to a ½-Inch rebar found; thence,
12.
South 88° 31’ 21” East, 59.95 feet to a ½ Inch open top pipe found; thence,
13.
South 88° 35’ 18” East, 124.94 feet to the POINT OF BEGINNING, containing 147,158 square feet or 3.3783 acres of land, more or less.

The above property has street addresses (and parcel IDs) of:

•
650 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100135 – 652 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100127 – 660 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100119 – 662 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100333 – 680 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100085 – 686 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100358 – 696 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100143 – 655 West Peachtree Street, NW, Atlanta GA 30308
•
14008000100150 – 0 Spring Street, NW, Atlanta GA 30308

•
14008000100168 – 0 Spring Street, NW, Atlanta GA 30308
•
14008000100176 – 671 Spring Street, NW, Atlanta GA 30308
•
14008000100184 – 677 Spring Street, NW, Atlanta GA 30308
•
14008000100192 – 683 Spring Street, NW, Atlanta GA 30308
•
14008000100036 – 0 Third Street, NW, Atlanta GA 30308
•
14008000100044 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100028 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100218 – 0 Third Street, NW, Atlanta GA 30308
•
14 008000100200 – 0 Third Street, NW, Atlanta GA 30308